Exhibit 10.14
Execution Copy $1,600,000 CREDIT AGREEMENT between KFLG WATERTOWN, INC. as Borrower, and TD BANKNORTH, N.A., as Lender Dated as of May 27, 2005 EXHIBIT 10.14 Execution Copy

TABLE OF CONTENTS Page SECTION 1. DEFINITIONS 1 1.1 Certain Defined Terms 1 1.2 Other Definitional Provisions 11 SECTION 2. AMOUNT AND TERMS OF COMMITMENTS 12 2.1 Initial Term Loan 12 2.2 Additional Term Loans 12 2.3 Procedure for Term Loan Borrowing 12 2.4 Fees 12 2.5 Repayment of the Loans 13 2.6 Prepayment Penalty 13 2.7 Mandatory Prepayments 13 2.8 Interest Rates and Payment Dates; Payments 14 2.9 Computation of Interest and Fees 14 2.10 Requirements of Law 15 2.11 Taxes 15 2.12 Indemnity 16 SECTION 3. REPRESENTATIONS AND WARRANTIES 16 3.1 Financial Condition 16 3.2 No Change 17 3.3 Existence; Compliance with Law 17 3.4 Power; Authorization; Enforceable Obligations 17 3.5 No Legal Bar 17 3.6 Litigation 18 3.7 No Default 18 3.8 Ownership of Property; Liens 18 3.9 Intellectual Property; Licenses 18 3.10 Taxes 18 3.11 Federal Regulations 18 3.12 ERISA 18 3.13 Investment Company Act; Other Regulations 19 3.14 Subsidiaries 19 3.15 Use of Proceeds 19 3.16 Environmental Matters 19 3.17 Accuracy of Information, etc. 20 3.18 Security Documents 21 3.19 Solvency 21 3.20 Regulation H 21 3.21 Indebtedness Outstanding 21 3.22 Anti-Terrorism Laws 21 3.23 Depository and Other Accounts 22 3.24 Obligations to Seller 22

SECTION 4. CONDITIONS PRECEDENT 22 4.1 Conditions to Initial Extension of Credit 22 4.2 Conditions to Each Extension of Credit 24 SECTION 5. AFFIRMATIVE COVENANTS 24 5.1 Financial Statements; Field Audits 24 5.2 Certificates; Other Information 26 5.3 Payment of Obligations 26 5.4 Maintenance of Existence; Compliance 27 5.5 Maintenance of Property; Insurance 27 5.6 Inspection of Property; Books and Records; Discussions 27 5.7 Notices 27 5.8 Compliance with Laws 28 5.9 Additional Collateral; Subsidiaries; New Units 28 5.10 Depository Accounts; Additional Accounts 28 5.11 Communications with Accountants 28 SECTION 6. NEGATIVE COVENANTS 28 6.1 Financial Condition Covenants 29 6.2 Indebtedness 29 6.3 Liens 30 6.4 Fundamental Changes 30 6.5 Disposition of Property 30 6.6 Restricted Payments 30 6.7 Stock 31 6.8 Investments 31 6.9 Modifications of Certain Debt Instruments 31 6.10 Transactions with Affiliates and Insiders 31 6.11 Sales and Leasebacks 32 6.12 Changes in Fiscal Periods 32 6.13 Negative Pledge Clauses 32 6.14 Clauses Restricting Subsidiary Distributions 32 6.15 Lines of Business; Location of Business 32 6.16 Use of Proceeds 32 6.17 Full Funding 32 SECTION 7. EVENTS OF DEFAULT 32 SECTION 8. MISCELLANEOUS 35 8.1 Amendments and Waivers 35 8.2 Notices 35 8.3 No Waiver; Cumulative Remedies 35 8.4 Survival of Representations and Warranties 35 8.5 Payment of Expenses and Taxes 36 8.6 Successors and Assigns; Participations and Assignments 36 8.7 Adjustments; Set-off. 37 8.8 Counterparts

8.9 Severability 37 8.10 Integration 37 8.11 Governing Law 38 8.12 Submission To Jurisdiction; Waivers 38 8.13 Acknowledgements 38 8.14 WAIVERS OF JURY TRIAL 38 8.15 USA Patriot Act Notice 38 8.16 Replacement Note 39

SCHEDULES: 3.4 Consents, Authorizations, Filings and Notices 3.6 Litigation 3.14 Subsidiaries and Capital Stock 3.18 UCC Filings 3.21 (a) Indebtedness to Remain Outstanding 3.21 (b) Indebtedness to be Paid 3.21 (c) Liens to be Terminated 3.21 (d) Liens to Remain Outstanding 3.23 Deposit Accounts 6.2(c) Existing Indebtedness 6.3(e) Existing Liens EXHIBITS: A Form of Security Agreement B Form of Guarantee and Security Agreement C Form of Compliance Certificate D Form of Closing Certificate E Form of Term Note F Form of Subordination Agreement G Form of Notice of Borrowing

CREDIT AGREEMENT (this "Agreement"), dated as of May 27, 2005, between KPLG WATERTOWN, INC., a Massachusetts corporation (the "Borrower"), and TD BANKNORTH, N.A., as lender (the "Lender"). WHEREAS, the Borrower and the Lender wish to enter into this Agreement to establish the credit facilities described herein, and to set forth the terms, conditions and covenants to apply to the Borrower and any subsidiary or subsidiaries the Borrower may form or acquire after the date hereof, NOW, THEREFORE, the parties hereto hereby agree as follows: SECTION 1. DEFINITIONS 1.1 Certain Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1. "Additional Term Loans": as defined in Section 2.2. "Affiliate": as to any Person, any other Person that, directly or indirectly (including through any Relative (as defined below)), is in control of, is controlled by, or is under common control with, such Person and, in the case of a Person who is a natural person, any spouse, child, grandparent, or grandchild (each, a "Relative") of such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. "Applicable Margin": the Applicable Margin will be determined pursuant to the table set forth below: Before New Equity Date, as to Prime Rate Loans: 1.5% On and after New Equity Date, as to Prime Rate Loans: 0% Before New Equity Date, as to COF Loans: 4.0% On or after New Equity Date, as to COF Loans: 2.5% Changes in the Applicable Margin resulting from the contribution of the New Equity shall become effective on the date (the "Adjustment Date") that is three Business Days after the date on which financial statements are delivered to the Lender reflecting such new cash equity. "Asset Purchase Agreements": the Asset Purchase Agreement dated as of August 11, 2004, by and among the Guarantor and the Seller, as assigned to Borrower by Guarantor as of August 11, 2004, and the Asset Purchase Agreement dated as of January 28, 2005 by and among the Guarantor and the Seller, each as assigned to Borrower by Guarantor as of January 28, 2005.

"Board"; the Board of Governors of the Federal Reserve System of the United States (or any successor). "Borrowing Date": any Business Day specified by the Borrower in its Notice of Borrowing as a date on which such Borrower requests the Lender to make Loans hereunder. "Business": as defined in Section 3.16(b). "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to close. "Capital Expenditures": for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition, rental, construction, use, leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be reflected in the category of property, plant or equipment or intangibles under GAAP on a consolidated balance sheet of such Person and its Subsidiaries, but excluding expenditures for equipment installed at the site of, and leased to, any customer of such Person or any of such Person's Subsidiaries. "Capital Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP. "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation and any and all warrants, rights or options to purchase any of the foregoing. "Cash Equivalents": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by the Lender; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"). or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; or (d) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (c) of this definition. "Change of Control": the occurrence of any of the following: (a) (i) George Naddaff and Eric Spitz directly and Tim Kurtz directly or indirectly through Seller (which is controlled by Tim Kurtz) shall cease to own, beneficially and of record, in the aggregate not less than the shares such individuals own on the Closing Date, and George Naddaff, Eric Spitz and Gary Jacobus directly and Tim Kurtz directly or indirectly through Seller (which is controlled by Tim Kurtz) shall cease to own not less than 40% of all of the outstanding Capital Stock of the Guarantor entitled to vote for the Board of Directors (or other major decision) on a fully diluted basis, or -2-

(ii) any Person shall acquire a Lien on any Capital Stock of the Guarantor if a Change of Control under the foregoing clause (i) would result from the ownership by such Person of such Capital Stock; (b) during any period of up to 24 consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower or the Guarantor shall cease for any reason to constitute a majority of the board of directors of the Borrower or the Guarantor, as applicable; or (c) any Person or two or more Persons acting in concert other than George Naddaff and Eric Spitz shall have acquired by contract or otherwise, or shall have ventured into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower or the Guarantor or to control voting interests of the Borrower or the Guarantor representing 30% or more of the combined voting power of all voting interests of the Borrower or the Guarantor; or (d) George Naddaff or Eric Spitz shall cease to (i) exercise the primary management functions of the Guarantor and the Borrower and (ii) make all significant decisions for the Guarantor and the Borrower, each as determined by the Lender, unless in the case of the death or permanent disability of either such individual another individual satisfactory to Lender in writing has replaced any such individual; or (e) the Guarantor shall fail to own 100% of the issued and outstanding Capital Stock of the Borrower, free and clear of all Liens (other than Liens of the Loan Documents), or shall otherwise fail to control the Borrower. "Closing Date": the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied. "Code": the Internal Revenue Code of 1986, as amended from time to time. "CQF Loan": any Loan the interest on which is calculated by reference to the COF Rate. "COF Rate": the per annum rate of interest, as quoted and offered by the Lender to the Borrower from time to time, which the Lender is required to pay, or is offering to pay, for wholesale liabilities of the like tenor (including for any regularly-scheduled principal amortization with respect thereto) for the remaining term of the Loan, adjusted for reserve requirements and requirements of such other local government and regulatory agencies, all as conclusively determined by the Lender, as quoted and offered by the Lender to the Borrower from time to time. "Collateral": all property, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document. "Commitment": the Lender's commitment to make the Initial Term Loan and the Additional Term Loans in an aggregate principal amount not to exceed $1,600,000. "Commonly Controlled Entity": an entity, whether or not incorporated, that is under common control with any Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes any Borrower and that is treated as a single employer under Section 414 of the Code. "Compliance Certificate": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit C. -3-

"Consolidated Capital Expenditures": for any period, the consolidated Capital Expenditures of the Borrower and its Subsidiaries for such period, determined in accordance with GAAP. "Consolidated Debt Service": for any period, the sum (without duplication) of (a) all amounts paid or payable in respect of principal, interest and fees on Indebtedness (other than Subordinated Debt) of the Borrower and its Subsidiaries during such period, on a consolidated basis, and (b) Capitalized Lease Obligations of the Borrower and its Subsidiaries for such period. "Consolidated Debt Service Coverage Ratio": at any date, the ratio of (a) Consolidated Operating Cash Flow for the four-quarter period ending on the last day of the fiscal quarter most recently ended to (b) Consolidated Debt Service for such period. "Consolidated EBITDA": for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, (d) expenses constituting Specified Consulting Fees paid to the Seller for consulting services and, (e) to the extent approved by the Lender, extraordinary, unusual or non-recurrirtg expenses or losses, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) interest income, (ii) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (iii) any other non-cash income, all as determined on a consolidated basis in accordance with GAAP. "Consolidated Maintenance Capital Expenditures": for any period, the Consolidated Capital Expenditures for the maintenance of Existing Units. "Consolidated New Unit Capital Expenditures": for any period, the Consolidated Capital Expenditures for the building or purchasing or maintaining of new Units prior to their becoming Existing Units. "Consolidated Net Income": for any period, the consolidated net income (or loss) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a wholly-owned Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or other distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or other distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary. "Consolidated Operating Cash Flow": for any period, Consolidated EBITDA for such period minus, the sum of (i) cash taxes paid in such period, (ii) any Restricted Payments or loans by the Borrower to the Guarantor (except for those expressly permitted hereunder) and (iii) Consolidated Maintenance Capital Expenditures for such period. "Consolidated Senior Funded Debt": at any date, the consolidated Indebtedness of the Borrower and its Subsidiaries less, Subordinated Debt at such date and less at any date prior to September 30, 2006, Consolidated Unrestricted Cash at such date. -4-

"Consolidated Senior Funded Debt to EBITDA Ratio": at any date, the ratio of (a) the Consolidated Senior Funded Debt at such date to (b) Consolidated EBITDA for the four-quarter period ending on the last day of the fiscal quarter most recently ended. "Consolidated Unrestricted Cash": all cash and Cash Equivalents of the Borrower and the Guarantor, excluding any cash or Cash Equivalents subject to any Lien or other restriction or the use thereof. "Consulting Agreements": the Management Consulting Agreement dated as of August 11, 2004, by and among the Borrower and the Seller and the Management Consulting Agreement dated as of January 28, 2005 by and among the Guarantor and the Seller, as assigned to Borrower by Guarantor as of January 28, 2005. "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. "Covered Parties": the Guarantor, the Borrower and any Subsidiaries of either thereof formed or acquired by the Borrower after the date hereof. "Covered Party" shall have a corresponding meaning. "Default": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied. "Disposition": with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms "Dispose" and "Disposed of shall have corresponding meanings. "Dollars" and "$": dollars in lawful currency of the United States. "Drawdown Period": within one year of the Closing Date. "Environmental Laws": any and all foreign, Federal, state, local or municipal Jaws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect. "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time. "Event of Default": any of the events specified in Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied. "Existing Unit": any Unit that has been operating for six months or more. "Facility": each of the Initial Term Loan and the Additional Term Loans made thereunder. "GAAP": generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 6.1, GAAP shall be determined on the basis of such -5-

principles in effect on the date hereof and consistent with those used in the preparation of the most recent reviewed financial statements referred to in Section 3.1. In the event that any accounting change shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Lender agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such accounting changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such accounting changes as if such accounting changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower and the Lender, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such accounting changes had not occurred "Governmental Authority": any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization. "Guarantee and Security Agreement": the Guaranty and Security Agreement, to be executed by the Guarantor, substantially in the form of Exhibit B. "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. "Guarantor": Knowfat Franchise Company, Inc. "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (f) above and (h) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such indebtedness expressly provide that such Person is not liable therefor. "Indebtedness to be Paid": as defined in Section 3.21. "Initial Term Loan": as defined in Section 2.1. "Insolvent": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA, and "Insolvency" shall have a corresponding meaning. "Intellectual Property": all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. "Interest Payment Date": as to any Loan, the first day of each calendar month to occur while such Loan is outstanding and the final maturity date of such Loan, and the date of any repayment or prepayment made in respect thereof. "Investments": as defined in Section 6.8. "Leased Properties": the real properties from time to time leased by the Covered Parties. "Leasehold Security Document": with respect to any Leased Property, such leasehold mortgage, landlord consent and waiver, leasehold assignment or similar document as the Lender may require. "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing). "Liens to be Terminated": as defined in Section 3.21. "Loan": as defined in Section 2.2. "Loan Documents": this Agreement, the Security Documents, the Subordination Agreement, any other subordination agreement executed in connection with any Subordinated Debt, the Notes, any interest rate hedging agreement entered into by the Borrower and the Lender (or any Affiliate of the Lender) and each other certificate, document or instrument executed and delivered in connection with any of the foregoing. "Loan Party" or "Loan Parties": each Covered Party or Affiliate thereof that is a party to a Loan Document, or all of them, as the case may be. -7-

"Material Adverse Effect": a material adverse effect on (a) the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), profits or prospects of any Loan Party or (b) the validity or enforceability of this Agreement or any of the other Loan Documents, the ability of any Loan Party to perform hereunder or thereunder, or the rights or remedies of the Lender hereunder or thereunder. "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation. "Maturity Date": the fifth anniversary of the Closing Date. "Mortgage": as defined in Section 5.9. "Multiemplover Plan": a Plan that is a multiemployer plan as defined in Section 4001(a)(3)of ERISA. "Net Cash Proceeds": (a) in connection with any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents of such Recovery Event, net of amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any incurrence of Indebtedness or issuance of any new equity or additional capital contributions, the cash proceeds received from such incurrence or issuance, net of attorneys' fees, accountants' fees, commissions and other customary fees and expenses actually incurred in connection therewith. "New Equity": new equity of the Guarantor, consisting of either common or preferred stock, or additional capital contributions, in either case resulting in the receipt by the Guarantor of unrestricted Net Cash Proceeds of at least $3,000,000. "New Equity Date": the date on which the Borrower has received the Net Cash Proceeds of the New Equity required by Section 6.1 (a). "Note": the promissory note, in substantially the form of Exhibit E hereto evidencing the Loans. "Notice of Borrowing": as specified in Section 2.3. "Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant hereto) or otherwise. -8-

"Operating Account": the Borrower's operating account with the Lender as designated by the Lender, established for the purpose of effecting Loans hereunder. "Other Taxes": as defined in Section 2.1 l(b). "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor). "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature. "Plan": at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA. "Prime Rate": for any day, the rate per annum established by the Lender from time to time as its "prime rate". Any change in the Prime Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate. "Prime Rate Loan": any Loan the interest on which is calculated by reference to the Prime Rate. "Properties": as defined in Section 3.16(a). "Recovery Event": any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Covered Party. "Regulation U": Regulation U of the Board as in effect from time to time. "Reinvestment Deferred Amount": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Covered Party in connection therewith that are not applied to prepay the Loans as a result of the delivery of a Reinvestment Notice. "Reinvestment Event": any Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice. "Reinvestment Notice": a written notice executed by a Responsible Officer certifying that no Event of Default has occurred and is continuing and that the Borrower intends and expects to use all or a specified portion of the Net Cash Proceeds of a Recovery Event to acquire or repair assets replacing or repairing those that were subject to the applicable Recovery Event. "Reinvestment Prepayment Amount": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the applicable Covered Party's business. "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the earliest of (a) the date occurring 90 days after such Reinvestment Event, (b) any date on or following the date of the applicable Reinvestment Notice on which any Event of Default shall have occurred and be continuing, -9-

designated as a Reinvestment Prepayment Date in a notice by the Lender to the Borrower, and (c) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair the assets subject to the applicable Recovery Event with all or any portion of the relevant Reinvestment Deferred Amount. "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA. "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, ..28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. ss. 4043. "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. "Responsible Officer": a Chief Executive Officer, Chief Financial Officer, President or Controller of the Borrower. "Restricted Payments": as defined in Section 6.6. "Satisfactory Equity Commitment": a commitment by a Person to purchase Capital Stock of the Guarantor, such commitment (and the terms thereof) and Person to be in all respects satisfactory to the Lender in its sole discretion. "Security Agreement": the Security Agreement to be executed and delivered by the Borrower and the Lender, substantially in the form of Exhibit A. "Security Documents": the Security Agreement, the Guarantee and Security Agreement, any Mortgage, any Leasehold Security Document, and all other security documents hereafter delivered to the Lender granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document, collectively. "Seller": Low Fat No Fat Gourmet Cafe, Inc., a Massachusetts corporation. "Seller Debt": the regularly scheduled payments owed by Borrower to Seller pursuant to the Asset Purchase Agreements and the Consulting Agreements. "Single Employer Plan": any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan. "Solvent": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", -10-

and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. "Specified Consulting Fees": amounts paid to the Seller under the Consulting Agreement that constitute Subordinated Debt, as defined under the Subordination Agreement. "Subordinated Debt": Indebtedness of the Borrower approved by the Lender and subject to a written subordination agreement in favor of, and in all respects satisfactory to, the Lender, each in the sole discretion of the Lender, including without limitation the Indebtedness owed to Seller subordinated pursuant to the Subordination Agreement. "Subordination Agreement": shall mean the subordination agreement to be executed by the Seller, the Borrower and the Lender, substantially in the form of Exhibit F. "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. Until the Borrower shall have any Subsidiaries, references to the Borrower and its Subsidiaries shall be construed as references to the Borrower. "Taxes": as defined in Section 2.11 (a). "Unit": a singular restaurant in which the Guarantor or the Borrower has any equity interest direct or indirect. "United States": the United States of America. 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Covered Party not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation", (iii) the word "incur" shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words "incurred" and "incurrence" shall have correlative meanings), (iv) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, and (v) references to agreements or other Contractual Obligations shall, -11-

unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time. (c) The words "hereof, "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. SECTION 2. AMOUNT AND TERMS OF COMMITMENTS 2.1 Initial Term Loan. Subject to the terms and conditions hereof, the Lender agrees to make a term loan in the principal amount of $1,000,000 on the Closing Date (the "Initial Term Loan"). 2.2 Additional Term Loans. Subject to the terms and conditions hereof, the Lender agrees to lend to Borrower additional term loans, in minimum increments of $100,000, in an amount not to exceed $600,000, which together with the Initial Term Loan does not exceed the Commitment (the "Additional Term Loans" and, together with the Initial Term Loan, the "Loans"), provided that (i) such Additional Term Loans shall be advanced only during the Drawdown Period; (ii) the Borrower shall be in compliance with this Agreement before and after the funding of the requested Additional Term Loan and shall have supplied the Lender a certificate detailing such compliance; and (in) if such Additional Term Loan is requested prior to the [New Equity Date], the Borrower shall have obtained Satisfactory Equity Commitments in an amount not less than ten times the aggregate principal amount of all Additional Term Loans outstanding after giving effect to the advancement of such Additional Term Loans. 2.3 Procedure for Term Loan Borrowing. The Borrower shall give the Lender irrevocable notice in the form of Exhibit G (a "Notice of Borrowing"), which notice must be received by the Lender prior to 11:00 A.M., Boston time, on the Borrowing Date as to the Initial Term Loan or on the fifth Business Day prior to the Borrowing Date as to Additional Term Loans. The Notice of Borrowing will specify the amount of Loan to be borrowed and the requested Borrowing Date. 2.4 Fees. (a) The Borrower agrees to pay to the Lender a closing fee of $15,000 on the Closing Date. Such fee shall be earned in full when paid and shall not be refundable under any circumstances. (b) On any Borrowing Date in which Borrower requests that Lender make an Additional Term Loan, Borrower shall pay an administrative fee of $250 upon the closing of such Additional Term Loan. -12-

(c) The Borrower agrees to pay a fee to the Lender on the seventh day after the New Equity Date, calculated as follows based on the aggregate principal amount of Loans advanced prior to such date: Total Amount Borrowed Fee Owed to Lender $1,000,000 or less $ 0 $1,000,001 to $1,150,000 $20,000 $1,150,001 to $1,300,000 $40,000 $1,301,000 to $1,450,000 $55,000 $1,451,000 to $1,600,000 $70,000 Such fee shall be earned in full when paid and shall not be refundable under any circumstances. 2.5 Repayment of the Loans. The Loans shall be payable in consecutive monthly installments of $33,333.33 commencing on June 1,2006 and on the first Business Day of each calendar month thereafter. The remaining outstanding principal amount of the Loan shall be payable in full on the Maturity Date. Amounts paid or prepaid with respect to the Loans may not be reborrowed. The amount of any principal prepayment of the Loans shall be applied to reduce the then remaining installments of the Loans in inverse order of maturity. 2.6 Prepayment Penalty. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty except for any prepayment fee that may be due under the following sentence. Any such prepayment shall be made together with all other amounts due and owing under the Loan Documents at the time of prepayment (including, without limitation, any amounts owing pursuant to Section 2.12) and, if the date of such prepayment is on or before the second anniversary of the date hereof, a prepayment fee in the amount of $80,000. Prepayments shall be made upon irrevocable notice by the Borrower delivered to the Lender no later than 11:00 A.M., Boston time, one Business Day prior thereto, which notice shall specify the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued and unpaid interest to such date on the amount prepaid. Partial prepayments of any Loan shall be in an aggregate principal amount of $100,000 or a whole multiple of $50,000 in excess thereof. 2.7 Mandatory Prepayments. (a) Except for Indebtedness expressly permitted under Section 6.2, if any Indebtedness described in clause (a) or (c) of the definition of "Indebtedness" shall be issued or incurred by any Covered Party, then, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence toward the prepayment of the Loans. (b) If on any date any Covered Party shall receive Net Cash Proceeds from any Recovery Event then, unless (i) no Event of Default has occurred and is continuing and (ii) a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Loans. In addition, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Loans. (c) If at any time the aggregate outstanding principal amount of the Loans exceeds the Commitment, the Borrower will immediately prepay or repay the Loans in an amount necessary to cause the outstanding principal amount of the Loans not to exceed the Commitment. -13-

(d) Each such prepayment of the Loans under this Section 2.6 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid and all amounts due and owing in respect thereof under Section 2.12. (e) Any prepayment or repayment of COF Loans on any date other than the regularly scheduled payments of principal thereof on the scheduled dates due hereunder or on the Maturity Date shall also be accompanied by a fee equal to the "Yield Maintenance Fee" in an amount computed as follows: The current cost of funds, specifically the bond equivalent yield for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent yield) with a maturity date closest to the remaining term of such COF Loans, shall be subtracted from the COF Rate, or default rate if applicable. If the result is zero or a negative number, there shall be no Yield Maintenance Fee due and payable. If the result is a positive number, then the resulting percentage shall be multiplied by the scheduled outstanding principal balance for each remaining monthly period of this note. Each resulting amount shall be divided by 360 and multiplied by the number of days in the monthly period. Said amounts shall be reduced to present values calculated by using the above reference current costs of funds divided by 12 and the COF Loan's remaining term in months. The resulting sum of present values shall be the yield maintenance fee due to the Lender upon prepayment of the principal of the COF Loans plus any accrued interest due as of the prepayment date. Unless the Lender expressly agrees otherwise, partial payments will not affect the payment schedule required hereunder. 2.8 Interest Rates and Payment Dates; Payments. (a) Until the date on which the Loan is fully advanced, each Loan shall bear interest at a rate per annum equal to the Prime Rate plus the Applicable Margin. On and after the date on which the Loan is fully advanced, interest on the unpaid principal balance of the Loan shall accrue, at the Borrower's option, at the Prime Rate plus the Applicable Margin or at the COF Rate, plus the Applicable Margin, in any case as selected by the Borrower pursuant to a Notice of Conversion to COF Rate, provided such Notice of Conversion to COF Rate is delivered to the Lender within 60 days after the date on which the Loan is fully advanced and provided no Event of Default then exists hereunder. (b) If any Event of Default shall have occurred and be continuing, all outstanding Obligations (whether or not overdue) shall bear interest at a rate per annum equal to the rate that would otherwise be applicable to the Loans pursuant to the foregoing provisions of this Section plus 5.00% during the continuance of such Event of Default (both before and after judgment). (c) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (b) of this Section shall be payable from time to time on demand. (d) The Borrower hereby authorizes the Lender to charge, on each date on which any amount is due hereunder, the Borrower's Operating Account or any other deposit accounts from time to time maintained by the Borrower with the Lender for the purpose of effecting payments of amounts due to the Lender hereunder. 2.9 Computation of Interest and Fees. -14-

(a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year. Any change in the interest rate on a Loan resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective. (b) Each determination of an interest rate by the Lender pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower in the absence of manifest error. 2.10 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority: (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or any Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Taxes covered by Section 2.11 and changes in the rate of tax on the overall net income of such Lender); (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of the Lender; or (iii) shall impose on the Lender any other condition; and the result of any of the foregoing is to increase the cost to the Lender of making, converting into, continuing or maintaining Loans, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, fee Borrower shall promptly pay the Lender, upon its demand, any additional amounts necessary to compensate the Lender for such increased cost or reduced amount receivable. (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender upon demand such additional amount or amounts as will compensate the Lender or such corporation for such reduction. (c) A certificate as to any additional amounts payable pursuant to this Section submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error. The obligation of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 2.11 Taxes. (a) Any and all payments by the Borrower hereunder or under the other Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, -15-

imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes that are imposed on the Lender's overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state under the laws of which the Lender is organized (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the other Loan Documents being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to the Lender, (i) the sum payable by the Borrower shall be increased as may be necessary so that after the Borrower has made all required deductions (including deductions applicable to additional sums payable under this Section 2.11), the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make all such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the other Loan Documents or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes"). (c) The Borrower shall indemnify the Lender for and hold it harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.11, imposed on or paid by the Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 10 days from the date the Lender makes written demand therefor. (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Lender the original or a certified copy of a receipt evidencing such payment. (e) The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 2.12 Indemnity. The Borrower agrees to indemnify the Lender for, and to hold the Lender harmless from, any loss or expense that the Lender may sustain or incur as a consequence of default by the Borrower in making any prepayment of Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement. If the Lender elects to declare the Loans to be immediately due and payable, then any amounts payable under this Section 2.12 shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by the Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. SECTION 3. REPRESENTATIONS AND WARRANTIES To induce the Lender to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Lender that: 3.1 Financial Condition. The consolidated balance sheet of the Guarantor as at December 31, 2004, and the related consolidated statements of income and cash flows for the fiscal year ended on such date, reviewed and accompanied by a report in form and substance satisfactory to the Lender from Carlin, Charron & Rosen, LLP, present fairly the consolidated financial condition of the Guarantor as at such date, and the consolidated results of its operations and cash flows for the fiscal year -16-

then ended. The unaudited consolidated balance sheets of each of the Guarantor and the Borrower as at March 31, 2005, and, in each case, the related unaudited consolidated statements of income and cash flows for the month ended on such date, present fairly the consolidated financial condition the Guarantor and the Borrower, as applicable, as at such date, and the consolidated results of its operations and its cash flows for the month then ended. All such financial statements have been prepared in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes) applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Borrower has no material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, or other material obligations that are not reflected in the most recent financial statements referred to in this paragraph. During the period from December 31, 2004 to and including the date hereof there has been no Disposition by any Covered Party of any material part of its business or property. 3.2 No Change. Since December 31, 2004, there have been no developments or events that, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect. 3.3 Existence; Compliance with Law. Each Covered Party (a) is duly organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation, partnership or limited liability company, as the case may be, and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 3.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to execute, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Loans hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 3.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 3.18. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the -17-

Security Documents). No Requirement of Law or Contractual Obligation applicable to any Loan Party could reasonably be expected to have a Material Adverse Effect. 3.6 Litigation. No litigation, action, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower or the Guarantor, threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, all pending or, to the knowledge of the Borrower or the Guarantor, threatened litigations, actions, investigations or proceedings by or against any Loan Party are listed on Schedule 3.6. 3.7 No Default. No Loan Party is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing. 3.8 Ownership of Property; Liens. Each Covered Party has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, including without limitation all assets covered by the Asset Purchase Agreements. Borrower holds title to all such assets covered by the Asset Purchase Agreements. None of such property is subject to any Lien except as would be permitted by Section 6.3. 3.9 Intellectual Property; Licenses. Each Loan Party owns, or is licensed to use, all Intellectual Property and other licenses necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does any Loan Party know of any valid basis for any such claim. The use of Intellectual Property by each Loan Party does not infringe on the rights of any Person in any material respect. 3.10 Taxes. Each Loan Party has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority; no tax Lien has been filed, and, to the knowledge of the Borrower or the Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge. 3.11 Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by the Lender, the Borrower will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U. 3.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of -18-

the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. 3.13 Investment Company Act; Other Regulations. No Loan Party is (a) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935 or the Federal Power Act, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness. 3.14 Subsidiaries. (a) (i) The Borrower has no Subsidiaries, (ii) as of the date hereof, the authorized, issued and outstanding Capital Stock of each of the Borrower and the Guarantor is as set forth on, Schedule 3.14 and (ii) the ownership interests in the Borrower and the Guarantor are duly authorized, validly issued, fully paid and nonassessable and, as of the date hereof, are owned beneficially and of record by the Persons set forth on Schedule 3.14, free and clear of all Liens other than Liens of the Security Documents. (b) Except as set forth on Schedule 3.14 or the issuance of New Equity contemplated hereunder, no Covered Party has issued any securities convertible into, or options or warrants for, any common or preferred equity securities thereof and there are no agreements, voting trusts or understandings binding upon any Covered Party with respect to the voting securities of any Covered Party or affecting in any manner the sale, pledge, assignment or other disposition thereof, including any right of first refusal, option, redemption, call or other right with respect thereto, whether similar or dissimilar to any of the foregoing. (c) The organizational documents of each Covered Party that is: (i) a corporation, business trust, joint stock company or similar Person, provide that all Capital Stock issued by it must be represented by a certificate; or (ii) a partnership or limited liability company, do not provide that any Capital Stock issued by such Subsidiary constitutes a security governed by Article 8 of the UCC. 3.15 Use of Proceeds. The proceeds of the Initial Term Loan shall be used to pay the Indebtedness to be Paid and for general corporate purposes (excluding the building of any new Units). The proceeds of the Additional Term Loans shall be used for general corporate purposes (excluding the building of new Units other than one new Unit) and, to the extent permitted herein, to make loans to the Guarantor. 3.16 Environmental Matters. (a) The facilities and properties owned, leased or operated by any Covered Party (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern -19-

in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law; (b) no Loan Party has received or to the knowledge of Borrower or Guarantor is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by any Covered Party (the "Business"), nor does the Borrower or the Guarantor have knowledge or reason to believe that any such notice will be received or is being threatened; (c) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law; (d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower or the Guarantor, threatened, under any Environmental Law to which any Covered Party is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business; (e) there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of any Covered Party in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws; (f) the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and (g) no Covered Party has assumed any liability of any other Person under Environmental Laws. 3.17 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Lender for use in connection with the transactions contemplated by this Agreement or the other Loan Documents contains or contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information furnished to the Lender are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lender that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein. There is no fact known to the Borrower or the Guarantor that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or m any other documents, certificates and statements furnished to the Lender for use in connection with the transactions contemplated hereby and by the other Loan Documents. -20-

3.18 Security Documents. Each of the Security Documents is effective to create in favor of the Lender a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. When financing statements in appropriate form are filed in the offices specified on Schedule 3.18, the Security Documents shall each constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 6.3). 3.19 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent. 3.20 Regulation H. No Leased Property or property subject to any Mortgage involves improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968. 3.21 Indebtedness Outstanding. (a) Set forth on Schedule 3.21 (a) hereto is a list and description of all Indebtedness of the Borrower (other than the Loans) that will be outstanding immediately after the Closing Date. (b) Set forth on Schedule 3.2 l(b) hereto is a list and description of all Indebtedness of the Borrower that will be repaid, defeased, transferred or otherwise terminated on or prior to the Closing Date (the "Indebtedness to Be Paid"). (c) Set forth on Schedule 3.21(c) hereto is a list and description of all Liens of the Borrower that will be repaid, defeased, transferred or otherwise terminated on or prior to the Closing Date (the "Liens to be Terminated"). (d) Set forth on Schedule 3.2 l(d) hereto is a list and description of all Liens of the Borrower (other than the Liens of the Loan Documents) that will be outstanding immediately after the Closing Date. 3.22 Anti-Terrorism Laws. (a) No Loan Party and, to the knowledge of the Borrower or the Guarantor, no Affiliate of any Loan Party is in violation of any laws relating to terrorism or money laundering ("Anti-Terrorism Laws"), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the "Executive Order"), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. (b) No Loan Party and, to the knowledge of the Borrower or the Guarantor, no Affiliate of any Loan Party, and none of their respective brokers or other agents acting or benefiting in any capacity in connection with the Loans, is any of the following: (i) a Person or entity that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; -21-

(ii) a Person or entity owned or controlled by, or acting for or on behalf of, any Person or entity that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a Person or entity with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a Person or entity that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order, or (v) a Person or entity that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list. (c) No Loan Party and, to the knowledge of the Borrower or the Guarantor, no Affiliate of any Loan Party, and none of their respective brokers or other agents acting in any capacity in connection with the Loans, (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in clause (b) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. 3.23 Depository and Other Accounts. Schedule 3.23 attached hereto lists all banks and other financial institutions and depositories at which the Covered Parties maintain or will maintain deposit accounts, trust accounts, tax or trust receivable accounts or other accounts of any kind or nature into which funds of the Covered Parties (including funds in which any Covered Party maintains a contingent or residual interest) are from time to time deposited, and such Schedule 3.23 correctly identifies the name and address of each depository, the name in which each account is held, the purpose of the account and the complete account number. 3.24 Obligations to Seller. Other than the payment of the Seller Debt subordinated pursuant to the Subordination Agreement, neither Borrower nor Guarantor owe any obligations or liabilities to Seller (other than in its capacity solely as a shareholder of Guarantor) and all other obligations of Borrower or Guarantor under the Asset Purchase Agreements have been performed in full. SECTION 4. CONDITIONS PRECEDENT 4.1 Conditions to Initial Extension of Credit. The agreement of the Lender to make the Initial Term Loan requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent: (a) Credit Agreement and Other Loan Documents. The Lender shall have received (i) this Agreement, executed and delivered by the Borrower, (ii) the Security Agreement, executed and delivered by the Borrower and the Lender, (iii) the Guarantee and Security Agreement, executed by the Guarantor, (v) the Subordination Agreement, executed and delivered by the Borrower and the Seller, and (vi) other documents required by the Lender as listed on the closing agenda distributed by Lender's counsel in connection therewith. -22-

(b) Indebtedness to be Paid. The Lender shall have received satisfactory evidence that the Indebtedness to be Paid shall have been paid in full and that any related credit, loan or similar agreements, together with any related guarantees and other documentation, shall have been terminated, and arrangements satisfactory to the Lender shall have been made for the termination of all Liens to be Terminated, including without limitation all Liens granted in connection with the Indebtedness to be Paid. (c) Insurance. The Lender shall have received insurance certificates satisfying the requirements of the Security Agreement and the Guarantee and Security Agreement. (d) Financial Statements. The Lender shall have received (i) the financial statements referred to in Section 3.1, (ii) a monthly budget of the Borrower and its Subsidiaries for the fiscal year ending December 31, 2005, (iii) satisfactory projections for the Borrower through the 2010 fiscal year, and (iv) a pro forma Compliance Certificate. The pro forma Compliance Certificate referred to in clause (iv) above shall give effect to the Initial Term Loan hereunder and the repayment of the Indebtedness to be Paid. All materials furnished pursuant to this Section 4.1(d) shall be satisfactory to the Lender. (e) Approvals. All governmental and material third party approvals necessary in connection with the continuing operations of the Covered Parties and the transactions contemplated hereby shall have been obtained and be in full force and effect. (f) Lien Searches. The Lender shall have received the results of a recent lien search in each of the jurisdictions where assets of the Loan Parties are located and the jurisdiction where each Loan Party is located under Article 9 of the UCC, and such search shall reveal no liens on any of the assets of the Loan Parties except for Liens to be Terminated and Liens that would be permitted by Section 6.3. (g) Fees. The Lender shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Lender on or before the Closing Date. (h) Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Lender shall have received (i) a certificate of the Borrower, dated the Closing Date, substantially in the form of Exhibit D, with appropriate insertions and attachments, including the certificate of incorporation of the Borrower, certified by the relevant authority of the jurisdiction of organization of such Loan Party, and (ii) a good standing certificate for the Borrower from its jurisdiction of organization and each jurisdiction where it is required to be qualified as a foreign corporation. (i) Legal Opinions. The Lender shall have received a favorable legal opinion satisfactory to Lender, from Robinson & Cole, LLP, counsel to the Borrower and the Guarantor. (j) Pledged Stock; Stock Powers; Pledged Notes. The Lender shall have received (i) the certificates representing the shares of Capital Stock (if any) pledged pursuant to the Security Agreement and pursuant to the Guarantee and Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Lender pursuant to the -23-

Security Agreement and pursuant to the Guarantee and Security Agreement, endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof. (k) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Lender to be filed, registered or recorded in order to create in favor of the Lender a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens that would be expressly permitted by Section 6.3), shall be in proper form for filing, registration or recordation. (1) Solvency Certificate. The Lender shall have received a satisfactory solvency certificate from a Responsible Officer that shall demonstrate that, after giving effect to the transactions contemplated hereby, the Borrower is Solvent. (m) Operating Account. The Borrower shall have opened the Operating Account at the Lender. The Guarantor shall have opened an operating account at the Lender. 4.2 Conditions to Each Extension of Credit. The agreement of the Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent: (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date. (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date. (c) Compliance Certificate. The Borrower shall have submitted to the Lender a Compliance Certificate showing on a pro forma basis the making of any Loans requested, in form required by the Lender. Each borrowing hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 4.2 have been satisfied. SECTIONS. AFFIRMATIVE COVENANTS The Borrower hereby agrees that, so long as any Loan or other amount is owing to the Lender hereunder, the Borrower shall and shall cause each of the other Covered Parties to: 5.1 Financial Statements; Field Audits. (a) Furnish to the Lender: (i) as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such year and the related consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, which shall be prepared by management and accompanied by a certificate of the chief financial officer, in form and substance reasonably satisfactory to the Lender; -24-

(ii) as soon as available, but in any event within 120 days after the end of each fiscal year of the Guarantor, a copy of the consolidated balance sheet of the Guarantor and its Subsidiaries as at the end of such year and the related consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, audited by and accompanied by a report, in form and substance reasonably satisfactory to the Lender, from Carlin, Charron & Rosen, LLP, or other independent certified public accountants satisfactory to the Lender; (iii) as soon as available, but in any event not later than 45 days after the end of each quarterly period of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year and the corresponding figures from the Borrower's budget for such period, in each case certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); (iv) as soon as available, but in any event not later than 45 days after the end of each quarterly period of each fiscal year of the Guarantor, the unaudited consolidated balance sheet of the Guarantor and its Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year and the corresponding figures from the Guarantor's budget for such period together with a report on franchisee royalties received with respect to such quarter and a statement as to the number of franchise agreements in effect and whether any of such franchise agreements are then in default, in each case certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); (v) as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower and the Guarantor, a listing of the equity owners of the Borrower and the Guarantor and their respective ownership interests; (vi) as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower and the Guarantor, a copy of any additional leases (both Capitalized Lease Obligations and operating leases) entered into by the Borrower and the Guarantor during the fiscal year; (vii) as soon as available, but in any event on or before April 15 of each fiscal year of the Borrower and the Guarantor (or such later date to which the filing thereof has been extended), a copy of the filed tax returns of the Borrower and Guarantor; and (viii) as soon as available, but in any event within 15 days after the end of each month, cash flow and income statements on a per Unit basis for the Borrower and the Guarantor. All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods. -25-

(b) The Covered Parties will permit the Lender to inspect and audit the books and records and any of the properties or assets of the Covered Parties (in each instance, at the Borrower's expense). 5.2 Certificates; Other Information. Furnish to the Lender: (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a)(ii) and, if applicable, Section 5.1(a)(i), a certificate of the independent certified public accountants reviewing such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate; (b) concurrently with the delivery of any financial statements pursuant to Section 5.1(a)(iii) and (iv), (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by each Covered Party with the provisions of this Agreement and the Guarantee and Security Agreement referred to therein as of the last day of the month, fiscal quarter or fiscal year of the Borrower, as the case may be, and (y) to the extent not previously disclosed to the Lender, a description of any change in the jurisdiction of organization of any Loan Party (or, if such Loan Party is not a registered organization (as defined in Article 9 of the UCC as in effect in any applicable jurisdiction) its chief executive office) and a list of any Intellectual Property acquired by any Loan Party since the date of the most recent report delivered pursuant to this clause (y) (or, in the case of the first such report so delivered, since the Closing Date); (c) as soon as available, and in any event no later than 30 days before the end of each fiscal year of the Borrower, a detailed monthly budget for the Borrower (with Unit by Unit detail) in form and substance reasonably satisfactory to the Lender for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget; (d) promptly upon the effectiveness thereof, copies of any formal, material modification to any business plan of the Borrower; and (e) promptly, such additional financial and other information as the Lender may from time to time reasonably request. 5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Covered Party and except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect. -26-

5.4 Maintenance of Existence; Compliance. Preserve, renew and keep in full force and effect its organizational existence; maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and comply in all material respects with all Contractual Obligations and Requirements of Law, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect. 5.5 Maintenance of Property; Insurance. (a) Keep all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business. 5.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of the Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Covered Parties with officers and employees of the Covered Parties and with their independent certified public accountants. 5.7 Notices. Promptly give notice to the Lender of: (a) the occurrence of any Default or Event of Default; (b) any (i) material default or material event of default under any Contractual Obligation of any Covered Party or (ii) material litigation, investigation or proceeding that may exist at any time between any Covered Party and any Governmental Authority; (c) any litigation or proceeding affecting any Covered Party (i) in which the uninsured amount involved is $50,000 or more, (ii) in which injunctive or similar relief is sought or (iii) which relates to any Loan Document; (d) the following events, as soon as possible and in any event within 30 days after any Covered Party knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC, any Covered Party or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; (e) the occurrence of any event requiring a prepayment of the Loans; (f) the acquisition of any real or personal property, or the acquisition or formation of any Subsidiary, requiring action under Section 5.9; (g) any development or event that has had or could reasonably be expected to have a Material Adverse Effect; or -27-

(h) the occurrence of any default under any franchise agreement or material lease or other material agreement. Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Covered Party proposes to take with respect thereto. 5.8 Compliance with Laws. (a) Comply in all material respects with all Requirements of Law, including without limitation all applicable health, securities and franchise laws and regulations, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its property, (b) conform with and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business; and (c) obtain and maintain all material licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and herein contemplated. 5.9 Additional Collateral; Subsidiaries; New Units. (a) With respect to any property (or leasehold interest therein) acquired after the Closing Date by any Covered Party, execute and deliver any documentation (which, in the case of any owned real property, may include a first priority mortgage, in form and substance satisfactory to the Lender (a "Mortgage")) as the Lender may deem necessary or advisable to grant to the Lender a perfected first priority security interest in such property (or leasehold interest). (b) Not form or acquire any direct or indirect Subsidiary, except the Borrower as a wholly-owned Subsidiary of the Guarantor. (c) Use its best efforts, before entering into any new lease with respect to any Leased Properties, obtain from the landlord relating thereto a lien waiver and consent in favor of the Lender, in form and substance satisfactory to the Lender. (d) Insure that all Units opened after the date hereof are owned by the Borrower. Any interest in any restaurant or Unit now or hereafter acquired by the Guarantor shall be an asset owned directly by the Borrower. 5.10 Depository Accounts; Additional Accounts. Commencing on the 30th day after the Closing Date, maintain all operating, depository and disbursement bank accounts with the Lender, except as otherwise permitted by Section 4(j) of the Security Agreement. 5.11 Communications with Accountants. The Borrower authorizes the Lender to communicate directly with the Borrower's independent certified public accountants and has instructed those accountants in writing to disclose to and discuss with the Lender any and all prepared financial statements and all other supporting financial documents and schedules delivered to the Lender by any Loan Party. SECTION 6. NEGATIVE COVENANTS The Borrower hereby agrees that, so long as any Loan or other amount is owing to the Lender hereunder, the Borrower shall not, and shall not permit any of the other Covered Parties to, directly or indirectly: -28-

6.1 Financial Condition Covenants. (a) Minimum New Equity. Fail to cause the Guarantor to raise the New Equity by September 30, 2005. (b) Consolidated Debt Service Coverage Ratio. Commencing with the four-quarter period ending December 31, 2005 and for each four-quarter period thereafter, permit the Consolidated Debt Service Coverage Ratio at any time to be less than 1.25 to 1.0, tested on the last day of each fiscal quarter of the Borrower. (c) Consolidated Senior Funded Debt to EBITDA Ratio. Permit the Consolidated Senior Funded Debt to EBITDA Ratio (i) at any time during the period from December 31, 2005 to December 30, 2006 to be more than 2.5 to 1 and (ii) at any time during the period after December 31, 2006 to be more than 2.0 to 1.0, tested, in each case, on the last day of each fiscal quarter of the Borrower. (d) Consolidated Maintenance Capital Expenditures. Permit the Consolidated Maintenance Capital Expenditures of the Borrower for any four-quarter period to exceed the product of $20,000 times the number of Existing Units as of the last day of such four-quarter period, tested on the last day of such four-quarter period; provided, however, for the purposes of this Section 6.1(d) there shall be excluded from the calculation of Consolidated Maintenance Capital Expenditures (i) the aggregate amount thereof incurred prior to the date of this Agreement on the Existing Unit in Watertown, Massachusetts and (ii) $50,000 per each Existing Unit existing as of the date of this Agreement incurred in the fiscal year ending December 31, 2005. (e) Consolidated New Unit Capital Expenditures. Until the New Equity Date, the Borrower will not make any Consolidated New Unit Capital Expenditures. After the New Equity Date, the Borrower will not build, purchase or otherwise acquire or develop new Units unless (i) all expenditures in connection therewith are fully funded by Borrower in a manner reasonably satisfactory to the Lender, (ii) both before and after giving effect to such activity, no Default or Event of Default shall have occurred and be continuing and (iii) prior to undertaking the same, the Borrower shall have supplied the Lender with a certificate, executed by a Responsible Officer, detailing such compliance. 6.2 Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except: (a) Indebtedness of any Loan Party pursuant to any Loan Document; (b) Indebtedness to the Borrower, provided that the aggregate principal amount of the Indebtedness of the Guarantor to the Borrower shall not exceed the lesser of $400,000 or the aggregate amount of Additional Term Loans, and the Guarantor shall have no Indebtedness to the Borrower prior to the New Equity Date; (c) Indebtedness outstanding on the date hereof and listed on Schedule 6.2(c), but not any refinancings, refundings, renewals or extensions thereof; (d) Subordinated Debt; (e) the Seller Debt, in an outstanding principal amount not exceeding the outstanding principal amount otherwise due or to become due thereunder, as in effect on the date hereof; and -29-

(f) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 6.3(f) in an aggregate principal amount not to exceed 100,000 at any one time outstanding with respect to Existing Units existing as of the date hereof and $200,000 at any one time outstanding with respect to new Units opening after the date hereof. 6.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except: (a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP; (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings; (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (e) Liens in existence on the date hereof listed on Schedule 6.3(e), securing Indebtedness permitted by Section 6.2(c), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased; (f) Liens securing Indebtedness of any Covered Party incurred as permitted under Section 6.2(f) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, and (iii) the amount of Indebtedness secured thereby is not increased; and (g) Liens created pursuant to the Security Documents. 6.4 Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business. 6.5 Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except: (a) the Disposition of obsolete or worn out property in the ordinary course of business; and (b) the sale of inventory in the ordinary course of business. 6.6 Restricted Payments. -30-

(a) Without the prior written consent of the Lender, declare, make, or pay any distribution of any kind whatsoever or dividend (other than dividends payable solely in common stock (or equivalent interests) of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Covered Party, whether now or hereafter outstanding; or (b) make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Covered Party (collectively, "Restricted Payments"), except that any Subsidiary of the Borrower may make Restricted Payments to the Borrower. 6.7 Stock. Issue or permit to be outstanding any Capital Stock not expressly provided for in its certificate of incorporation as in effect on the Closing Date (or, in the case of any Subsidiary, as approved by the Lender). 6.8 Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, "Investments") except: (a) extensions of trade credit in the ordinary course of business; (b) Investments in Cash Equivalents; (c) loans and advances from the Guarantor to employees of Guarantor not to exceed $100,000 in the aggregate in the ordinary course of business (including for travel, entertainment and relocation expenses) at any one time outstanding; and (d) in the case of the Borrower, loans to the Guarantor after the New Equity Date to the extent allowed under Section 6.2(b), provided that the aggregate principal amount of all loans extended by the Borrower to the Guarantor shall be evidenced by demand promissory notes endorsed over to the Lender as Collateral, in form and substance satisfactory to the Lender, and shall not exceed the lesser of (i) $400,000 or (ii) the aggregate principal amount of Additional Term Loans advanced hereunder. 6.9 Modifications of Certain Debt Instruments. Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Indebtedness. 6.10 Transactions with Affiliates and Insiders. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or the Guarantor) of such Covered Party except: (a) normal and reasonable compensation of officers and other employees, and normal and reasonable reimbursement of expenses and indemnification of officers and directors; (b) any consulting agreement with Seller, provided that such payments to Seller will be subordinated on the terms set forth in the Subordination Agreement; and (c) any such other transaction not covered by subsection (a) or (b) above that is (i) otherwise permitted under this Agreement, (ii) in the ordinary course of business of the -31-

relevant Covered Party, and (iii) upon fair and reasonable terms no less favorable, in the reasonable judgment of the Lender, to the relevant Covered Party than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate. 6.11 Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by any Covered Party of real or personal property that has been or is to be sold or transferred by such Covered Party to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Covered Party. 6.12 Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower's method of determining fiscal quarters. 6.13 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Covered Party to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, other than (a) this Agreement and the other Loan Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation may only be effective against the assets financed thereby). 6.14 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of any restrictions existing under the Loan Documents. 6.15 Lines of Business; Location of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in such Covered Party is engaged on the date of this Agreement, or conduct any part of its business outside of the United States of America. 6.16 Use of Proceeds. Use the proceeds of the Loans, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 6.17 Full Funding. Fail to satisfy the conditions to draw down or fail to draw down the entire Commitment by the last day of the Drawdown Period. SECTION 7. EVENTS OF DEFAULT If any of the following events shall occur and be continuing: (a) the Borrower shall fail to pay any principal of or interest on any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any other amount payable hereunder or under any other Loan Document, within three Business Days after any such other amount becomes due in accordance with the terms hereof; or (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this -32-

Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or (c) any Loan Party shall default in the observance or performance of any agreement contained in Section 5 or 6 of this Agreement or Section 4 of the Security Agreement; or (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 15 days; or (e) any Covered Party shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $25,000; or (f) (i) any Covered Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Covered Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Covered Party any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Covered Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Covered Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Covered Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (g) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated -33-

funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Covered Party or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Covered Party or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Lender, reasonably be expected to have a Material Adverse Effect; or (h) one or more judgments or decrees shall be entered against any Covered Party involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $50,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or (i) any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or (j) the guarantee contained in the Guarantee and Security Agreement or in any other guarantee of the Obligations shall cease, for any reason, to be in full force and effect or any Covered Party shall so assert; or (k) any Change of Control shall occur; or (1) any obligations subordinated pursuant to any Subordination Agreement or any other subordination agreement executed in favor of the Lender shall cease, for any reason, to be validly subordinated to the obligations of the Loan Parties under the Loan Documents as provided in the applicable Subordination Agreement or other subordination agreement or any Covered Party or Person who is a party to it shall so assert; or (m) the Landlord under any real property lease for any Unit shall take any action to terminate such lease, without the prior written consent of Lender; then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Loans shall immediately terminate (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: the Lender may, by notice to the Borrower declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower. -34-

SECTION 8. MISCELLANEOUS 8.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except by a writing duly executed by the Borrower and the Lender. 8.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower or the Lender, or to such other address as may be hereafter notified by the parties hereto: Borrower: KFLG Watertown, Inc. 20 Guest Street, Suite 450 Brighton Landing East Brighton, MA 02135 Attention: Eric Spitz Telecopy: 617-787-6010 Telephone: 617-787-6000 Lender: TD Banknorth, N.A. 370 Mam Street Worcester, MA 01608 Attention: Douglas Bulfinch Telecopy: 978-524-2071 Telephone: 978-524-2075 With a copy to: Edwards & Angell, LLP 101 Federal Street Boston, Massachusetts 02110 Attention: Susan E. Siebert, Esq. Telecopy: (888)325-9131 Telephone: (617) 951-2220 provided that any notice, request or demand to or upon the Lender shall not be effective until received. The Lender or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. 8.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of the Lender any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 8.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered -35-

pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder. 8.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Lender for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Lender and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Lender shall deem appropriate, (b) to pay or reimburse the Lender for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Lender, (c) to pay, indemnify, and hold the Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the Lender and its respective officers, directors, employees, affiliates, agents and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the negotiation, execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Covered Party or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee under the Loan Documents. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 8.5 shall be payable not later than 30 days after written demand therefor. The agreements in this Section 8.5 shall survive repayment of the Loans and all other amounts payable hereunder. 8.6 Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). -36-

(b) (i) The Lender may assign to one or more assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including Loans at the time owing to it); provided, however in the event the Assignee is not a financial institution and no Event of Default then exists hereunder, the Lender shall obtain Borrower's consent to such Assignee (which consent shall not be unreasonably withheld or delayed). (ii) The Lender may sell participations to one or more participants (each, a "Participant"), all or a portion of its rights and obligations under this Agreement. The Borrower agrees that each Participant shall be entitled to the benefits of this Agreement to the same extent as if it held its interest directly. (c) The Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of the Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release the Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for the Lender as a party hereto. The Borrower, upon receipt of written notice from the Lender, agrees to issue Notes to the Lender to facilitate transactions of the type described in this Section. 8.7 Adjustments; Setoff. In addition to any rights and remedies of the Lender provided by law, the Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender, any of its affiliates or any branch or agency of either thereof to or for the credit or the account of any Covered Party, whether or not the Lender is otherwise fully secured. The Lender agrees promptly to notify the Borrower after any such setoff and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application. 8.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. 8.9 Severability- Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 8.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. -37-

8.11 Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of The Commonwealth of Massachusetts. 8.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of The Commonwealth of Massachusetts, the courts of the United States for the District of Massachusetts, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address specified hereunder; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages. 8.13 Acknowledgements. The Borrower hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; (b) the Lender has no fiduciary relationship with or duty to the Borrower or any other Covered Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Lender, on one hand, and the Covered Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among Covered Parties and the Lender. 8.14 WAIVERS OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. 8.15 USA Patriot Act Notice. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, -38-

which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the Act. 8.16 Replacement Note. Upon receipt of an appropriate and reasonably acceptable affidavit of an officer of the Lender as to the loss, theft, destruction or mutilation of any Note or of any other Loan Document which is not of public record and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document and receipt of the indemnity described below, the Borrower will, and will cause other Loan Parties to, issue, in lieu thereof, a replacement Note or other Loan Document in the same principal amount (as to any Note) and in any event of like tenor and upon such issuance the original Note or other Loan Document shall be deemed cancelled. In connection with any such issuance of a replacement Note or other Loan Document, the Lender shall issue a written indemnification (which need not be secured) in favor of the Loan Parties with respect to such lost, stolen or destroyed Note or other Loan Document in form and substance reasonably satisfactory to the Loan Parties. -39-

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. KFLG WATERTOWN, INC. By: Name: Title: TD BANKNORTH, N.A By: Name: Title: Signature Page to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. KFLG WATERTOWN, INC. By: Name: Title: TD BANKNORTH, N.A. By: Name: Title: Signature Page to Credit Agreement

SCHEDULE 3.4 TO CREDIT AGREEMENT Consents, Authorizations, Filings and Notices None.

None. Schedule 3.6 to Credit Agreement Litigation

Schedule 3.14 To Credit Agreement Subsidiaries and Capital Stock Borrower: Guarantor owns 100% of the issued and outstanding capital stock of the Borrower. 200,000 shares of common stock, par value $.01 per share, are authorized. 1,000 shares are issued and outstanding. Guarantor: The owners of the issued and outstanding capital stock of the Guarantor are as follows: See Attached Authorized and Issued and Outstanding Shares are as follows: 4,000,000 shares of common stock, par value $.001 per share, are authorized 1,000,000 shares of preferred stock, par value $.001 per share, are authorized (which may be issued from time to time in one or more series, of which one series shall be known as the Series A Convertible Preferred Stock).

KNOWFAT FRANCHISE COMPANY LIST OF INVESTORS Series A $2.90 Total Founder's Shares Options $ Shares $ Shares % George Naddaff 1,000,000 50,000 17,241 50,000 1,017,241 20.12% Eric Spitz 500,000 25,000 8,621 25,000 508,621 13.05% Gary Jacobus 500,000 25,000 8,621 25,000 508,621 13.06% LFNF 545,454 545,454 14 01% Tim Kurtz 102,871 21,053 25,000 8,621 25,000 132,545 3.40% Tom Mackey 84,211 31,579 115,780 2.97% Bob Graysop 15,000 25,000 6,621 25,000 23,621 0.81% Greg Horn 15,000 25,000 8,621 25,000 23,621 0.81% Intercontinental Capital 200,000 68,066 200,000 68,683 1.77% Willie Goldwasser 100,000 34,483 100,000 34,483 0.89% Vivian Goldwasser 100,000 34,483 100,000 34,483 0 89% MiKe Frieze 100,000 34,483 100,000 34,483 0.89% Jeffrey ROSS 3,000 100,000 34,4S3 100,000 37,483 0.96% MDR LLC 100,000 34,483 100,000 34,483 0.89% Moorea, LLC 100,000 34,483 100,000 34,483 0.89% Jeff Davis 100,000 34,483 100,000 34,483 0.89% Len Lodish 75,000 25,862 75,000 25,862 0.86% Courtland Investments 75,000 25,862 75,000 25,862 0 66% Sunup Enterprises 65,000 22,414 65,000 22,414 0.58% Wayne Tanzer 65,000 22,414 65,000 22,414 0.58% Richard Krantz 60,001 20,690 60,0014 20,690 0.53% Michael Cronin 58,000 20,000 58,000 20,000 0.51% Erlbaum Family Partnership 50,025 17,250 50,025 17,250 0.44% Chris Kitchen 50,025 17,250 50,026 17,250 0 44% Steve Solomon 50,000 17,241 50,000 17,241 0.44% Steven Spivak 50,000 17,241 50,000 17,241 0 44% Edward Bernstein 50,000 17,241 50,000 17,241 0.44% Peter Kadas 50,000 17,241 50,000 17,241 0.44% Jim Magllozzi 50,000 17,241 50,000 17,241 0.44% CCM Really, LLC 50,000 17,241 50,000 17,241 0.44% Alex D'Arbeloff 60,000 17,241 50,000 17,241 O.44% Jim Connelly 50,000 17,241 50,000 17,241 0.44% Mustugest Development LLC 50,000 17,241 50,000 17,241 0 44"/, Ashton Holdings 50,000 17,241 50,000 17,241 0.44% Mike Thurz 50,000 17,241 50,000 17,241 044% Bill Stone 50,000 17,241 50,000 17,241 0 44% Bruce Johnslone 49,996 17,240 49,996 17,240 0.44% Sean Frazier 40,000 13,763 40,000 13,793 0.35% Paul Hummel 35,003 12,070 35,003 12,070 0.31% Adam young 33,577 11,578 33,577 11,578 0.30% Mark Cohen 33,577 11,578 33,577 11,578 0 30% Carter Winstanley 30,000 10,345 30,000 10,345 0.27% Daniel Erlbaum 25,013 8,625 25,013 8,625 0.22% George Mueller 25,001 8,621 25,001 8,621 0.22% George Greenfield 25,001 8,621 25,001 8,621 0.22ft Scott Sherman 25,000 8,621 25,000 8,621 0.22% Doug Wolf 25,000 8,621 25,000 8,621 0 22% Bill Keravouri 25,000 8,621 25,000 8,621 0 22% Bill Lamberton 25,000 8,621 25,000 8,621 0.22% Pat Languzzi 25,000 8,621 25,000 8,621 0.22% Jim Schwebel 25,000 8,621 25,000 8,621 0.22% Renee Kasner 25,000 8,621 25,000 8,621 0.22% Brian Kerwin 25,000 8,621 25,000 8,621 0.22% Neal Pruchansky 25,000 8,621 25,000 8,621 0.22% Semyon Dukach 25,000 8,621 25,000 8,821 0.22% Robert Fletcher 25,000 8,621 25,000 8,621 0 22% Neal Rubin 25,000 8,621 25,000 8,621 0,22% Henry Nasetta 25,000 8,621 25,000 8,621 022% Blair LaCorte 25,000 8,621 25,000 8,621 0.22% Mike Trager 25,000 8,621 25,000 8,621 0.22% Mark Komanecky 24,998 8,020 24,998 8,620 0.22% Lajos Varga 24,980 8,614 24,960 8,614 0.22% Jim Conant 14,500 5,000 14,500 5,000 0.13% Mike Ciacciarell 10,150 3,500 10,150 3,500 0.09% Bob McCarthy 10,150 3,500 10,150 3,500 0.09% Francis Kurtz 10,000 3,446 10,000 3,448 0 09% Demian Gage 3,000 10,000 3,448 10,000 8,448 0.17% Paul Kinnaly 10,000 3,448 10,000 3,448 0.09% Ken Rose 10,000 3,449 10,000 3,448 0 09% Scott Crenshaw 10,000 3,448 10,000 3,448 0.09% David Parsona 10,000 3,448 10,000 3,448 0.09% John Trimble 10,000 3,448 10,000 3,448 0.09% John Bello 3,000 3,000 0.08% Mark Selbert 3,000 3,000 0.08% Karl Guggenmos 3,000 3,000 0.08% McDenmott Yelen 10,000 10,000 0.26% Bob Nasella 5,000 5,000 0.13% Bill Fry 10,000 10,000 0 26% lima Norton 5,000 5,000 0.13% (Illegible) (Illegible) (Illegible) (Illegible) (Illegible)(Illegible) (Illegible)

SCHEDULE 3.18 TO CREDIT AGREEMENT UCC Filings Borrower: Massachusetts Secretary of the Commonwealth

SCHEDULE 3.21(A) TO CREDIT AGREEMENT Indebtedness to Remain Outstanding Obligations to Seller under Consulting Agreement and Asset Purchase Agreement.

Schedule 3.21 (b) to Credit Agreement Indebtedness to be Paid 1. $96,078 note payable to Guarantor. 2. All outstanding loan amounts due to Citizens Bank of Massachusetts.

SCHEDULE 3.21(C) TO CREDIT AGREEMENT Liens to be Terminated Liens in favor of Citizens Bank of Massachusetts filed against Borrower at Massachusetts Secretary of the Commonwealth. Liens in favor of Highland Capital Corp. filed against Low Fat No Fat Gourmet Cafe, Inc. at the Massachusetts Secretary of the Commonwealth Liens in favor of Sovereign Bank filed against Low Fat No Fat Gourmet Cafe, Inc. at the Massachusetts Secretary of the Commonwealth Liens in favor of Citizens Bank of Massachusetts filed against Low Fat No Fat Gourmet Cafe, Inc. at the Massachusetts Secretary of the Commonwealth

SCHEDULE 3.21(D) TO CREDIT AGREEMENT Liens to Remain Outstanding See attached UCC Financing Statements.* * The UCC filed against Low Fat No Fat Gourmet Cafe, Inc. in favor of Cummings Properties, LLC shall be subordinated to the liens granted by the Borrower and the Guarantor to the Lender pursuant to such subordination agreements and other documents as are satisfactory to the Lender.

MA SOC Filing Number: 200433410140 Date: 10/5/2004 8:27:00 AM

UCC-1 Form

FILER INFORMATION
Full name: B. DAVID SANDBERG Phone: 617 492-1027
CONTACT INFORMATION
Contact name: DAVID SANDBERG
Street #1: 166 CHESTNUT STREET
City: CAMBRIDGE State: MA ZIP: 02139 Country: USA
Notification Method: E-Mail Email: dsandberg@speakeasy.net

DEBTOR INFORMATION
Org. Name: KFLG WATERTOWN, INC.
Org. Type: CORP Jurisdiction: MA Org. ID: applied for
Mailing Address1: 20 GUEST STREET
Mailing Address2: SUITE 450
City: WATERTOWN State: MA ZIP: 02135 Country: USA

SECURED PARTY INFORMATION
Org. Name: LOW FAT NO FAT GOURMET CAFE, INC.
Mailing Address1: 98 B BOSTON TURNPIKE RD.
City: SHREWSBURY State: MA ZIP: 01545 Country: USA

TRANSACTION TYPE: STANDARD

COLLATERAL
All fixtures and tangible and intangible personal property of the Debtor, to the extent that it is located at, or is used in connection with or arises from the business located at, 222 Arsenal Street, Watertown, Massachusetts, whether now owned or hereafter acquired or in which the Debtor may now have or hereafter acquire an interest, including, without limitation, (a) all equipment (including all machinery, tools and furniture), inventory and goods, (b) all accounts, accounts receivable, other receivables, contract rights, chattel paper, and general intangibles of the Debtor (including Debtor's rights under all authorizations, permits and licenses), (c) all instruments, documents of title, policies and certificates of insurance, bank deposits, deposit accounts, checking accounts and cash, (d) all accessions, additions or improvements to, replacements and substitutions for, and all products of, all of the foregoing, (e) all books, records and documents relating to all the foregoing and (f) all other properties and assets of every type used or useful in connection with the ownership and operation of the Debtor's business.

0-8701-0

UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] B. SEND ACKNOWLEDGEMENT TO: (Name and Address) Eric T. Shediae, Esq. Rudolph Friedman LLP 92 State Street Boston, MA 02109 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILES 200433410140 10/5/04 1b. This FINANCING STATEMENT AMENDMENT is to be filed for record] (or recorded) in the REAL ESTATE RECORDS. 2. TERMINATION: (illegible) of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party (illegible) this (illegible) Statement. 3. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is (illegible) for the additional period provided by applicable law. 4. ASSIGNMENT ((illegible) or (illegible)): Give name of assignee in item 7a or 7b and address of assignee in item 7c. and also give name of (illegible) in item 9. 5. AMENDMENT (PARTY INFORMATION): This Amendment affects [ ] (illegible) or Secured Party of record. Check only (illegible) of these two (illegible). Also check (illegible) of the following three boxesand provide appropriate information in (illegible) (illegible) (illegible) 7. [ ] CHANGE (illegible) address: Please refer to the detailed instructions in requests (illegible) of a party [ ] DELETE name: Give record name to the disclosed in item (illegible) [ ] ADD name: Complete item 7a or 7b and also item 7c. also (illegible) 7e-7g (if applicable) 6. CURRENT RECORD INFORMATION: 6a. ORGANIZATIONS NAME KFLG Watertown, Inc. OR 6b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 7. CHANGED (NEW) OR ADDED INFORMATION: 7a. ORGANIZATION NAME OR 7b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 7d. SEE INSTRUCTIONS ASSL INFORE ORGANIZATION DEBTOR 7a. TYPE OF ORGANIZATION 7b. JURISDICTION OF ORGANIZATION 7g. ORGANIZATION ID (illegible) any [ ] NONE 8. AMENDMENT (COLLATERAL CHANGE). Check only one box. Describe collateral [ ] deleted or [ ] added or give extra [ ] restated collateral description, or describe collatered [ ] assigned SUBORDINATION: In accordance with a certain Subordination Agreement dated January14, 2005, by and among the Secured Party, the Debtor and Citizens Bank of Massachesetts, the Secured Party has subordinated and security interest or lien that Secured Party may have in any property of the Debtor to the security interest of Citizens Bank of Massachnsetts in all assets of the Debtor, notwithstanding the respective dates of attachments or perfection of the security interest of the Secured Party and Citizens Bank of Massachusetts 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT( NAME (illegible) [ ] AND (illegible) NAME OF DEBTOR (illegible) this Amedment. 9a. ORGANZATION'S NAME Low Fat No Fat Gourmet Cafe, Inc. OR 9b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 10. OPTIONAL FLEX REFERENCE DATA FILING OFFICE COPY- UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) REV. 05/22/02) International Association of Commercial Adminstrators (IACA)

Delaware

PAGE 1

The First State

CERTIFICATE

SEARCHED MAY 18, 2005, AT 11:39 A.M.
FOR DEBTOR "KNOWFAT FRANCHISE COMPANY INC.."

1 OF 2 FINANCING STATEMENT 50508342
EXPIRATION DATE: FEBRUARY 15, 2010
DEBTOR: KNOWFAT FRANCHISE COMPANY INC
305 WALNUT ST ADDED 02-15-05
NEWTON MA 02460
SECURED: MARLIN LEASING CORP.
124 GAITHER DRIVE, SUITE 170 ADDED 02-15-05
MOUNT LAUREL NJ 08054
F I L I N G H I S T O R Y
50508342 FILED 02-15-05 AT 2:27 P.M. FINANCING STATEMENT

2 OF 2 FINANCING STATEMENT 50710740
EXPIRATION DATE: MARCH 4, 2010
DEBTOR: KNOWFAT FRANCHISE COMPANY INC
20 GUEST ST., SUITE 450 ADDED 03-04-05
BRIGHTON MA 02135
SECURED: IRWIN BUSINESS FINANCE CORPORATION
330 120TH AVENUE NE ADDED 03-04-05
SUITE 110
BELLEVUE WA 98005
F I L I N G H I S T O R Y
50710740 FILED 03-04-05 AT 7:07 P.M. FINANCING STATEMENT
E N D O F F I L I N G H I S T O R Y

THE UNDERSIGNED FILING OFFICER HEREBY CERTIFIES THAT THE ABOVE LISTING IS A RECORD OF ALL PRESENTLY EFFECTIVE FINANCING STATEMENTS, FEDERAL TAX LIENS AND UTILITY SECURITY INSTRUMENTS FILED IN THIS OFFICE WHICH NAME THE ABOVE DEBTOR, AS OF MAY 5, 2005 AT 11:59 P.M.

Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

20051531194OCXN AUTHENTICATION: 3887330

050407457 DATE: 05-18-05

UCC FINANCING STATEMENT FOLLOW INSTRUCTION (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER (optional) 8008335778 B. SEND ACKNOWLEDGMENT O: (Name and Address) OCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019 DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 02:27 PM 02/15/2005 INITIAL FILING NUM: 5050834 2 AMENDMENT NUMBER: 0000000 SRV: 050123373 1. DEBTORS EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not (illegible) or combine names 1a. ORGANIZATION'S NAME KNOWFAT FRANCHISE COMPANY INC OR 1b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 305 WALNUT ST NEWTON MA 02460 US i.e. TYPE OF ORGANIZATION IF JURISDICTION OF ORGANIZATION CORPORATION DE 2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not (illegible) or combine names 2a.ORGANIZATION'S NAME OR 2b. INDIVIDUAL'S LAST NAME FIRSTNAME....... MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b) 3a. ORGANIZATION'S NAME MARLIN LEASING CORP. OR 3b. INDIVIDUAL'S LAST NAME FIRST NAME....... MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 124 GAITHER DRIVE, SUITE 170 MOUNT LAUREL NJ 08054 US 6. This FINANCING' STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2 8. OPTIONAL FILER REFERENCE DATA DE-0-13472680-1-295515-3

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT		
9a. ORGANIZATION'S NAME KNOWFAT FRANCHISE COMPANY INC		
OR 9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX

This FINANCING STATEMENT covers the following collateral

POINT OF SALE SYSTEM INCLUDING: (4) NCR REALPOS 70 ENHANCED WORKSTATIONS, S/N X P42916, 917, 918, 919, (1) SYMBOL LS 9208 HIGH PERFORM OMNI DIRECTIONAL SCANNER, (3) SYMBOL LC 2208 HAND HELD SCANNER, (1) ZEBRA LP 2844 DIRECT THERMAL BAR CODE PRINTER, (1) SYMBOL MC50 HAND HELD SCANNER COMPUTER W/ACCESSORY PACKAGE, (4) NCR INTEGRATED DISPLAYS, S/N DS11189, 91, 93, 95, (3) EPSON REMOTE PRINTERS, (1) XPIENT SOFTWARE, (4) NCR CASH DRAWERS, (12) EREWARDS SOFTWARE, (4) NCR LOCAL THERMAL CHECK PRINTERS, (4) WINXP PRO SQL LICENSE, (12) KINTELLIGENCE SOFTWARE, "and all replacements, substitutions, accessions, add-ons, and all proceeds and accounts of the Debtor arising out of or related to the foregoing. This financing statement relates to an equipment lease between the Debtor (as lessee) and the Secured Party (as lessor). The lease is a "true lease", and this financing statement is filed to give notice of Secured Party's ownership interest in the collateral and also as a precautionary measure in the event the lease is determined to be other than a true lease."

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER (optional) 8008335778 B. SEND ACKNOWLEDGMENT TO: (Name and Address) UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019 DELWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 07:07 PM 03/04/2005 INITIAL FILING NUM: 5071074 0 AMENDMENT NUMBER: 0000000 SRV: 050188637 1. DEBTOR'S EXACT FULL LEGAL NAME insert only one debtor name (1a or 1b) do not (illegiable) or combine names 1a. ORGANIZATION'S NAME KNOWFAT FRANCHISE COMPANY, INC. OR 1b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 20 GUEST ST., SUITE 450 BRIGHTON MA 02135 US 1.e. TYPE OF ORGANIZATION If JURISDICTION OF ORGANIZATION CORPORATION DE 2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME insert only one debtor name (2a or 2b) do not (illegible) or combine names 2a.ORGANIZATION'S NAME OR 2b. INDIVIDUAL'S LAST NAME FIRST NAME...... MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b) 3a. ORGANIZATION'S NAME IRWIN BUSINESS FINANCE CORPORATION OR 3b. INDIVIDUAL'S LAST NAME FIRST NAME....... MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 330 120TH AVENUE NE SUITE 110 BELLEVUE MA 99005 US 5. ALTERNATIVE DESIGNATION - Lessee-Lessor 6. This FINANCING STATEMENT is to be filled (for record) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2 8. OPTIONAL FILER REFERENCE DATA DE-0-13670766-032/BK 40146264 (illegible) 1

UCC FINANCING STATEMENT ADDENDUM - COLLATERAL

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT		
9a. ORGANIZATION'S NAME KNOWEAT FRANCHISE COMPANY, INC.		
OR 9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX

This FINANCING STATEMENT covers the following collateral

Contract# 40146264 bkTwo (2) Serving HOt Food Steam Table, ElectricTwo (2) Well Drain w/Shut Off Valve, For (3) WellsTwo (2) Cutting Board on Operator SideOne (1) Food Warmer, Countertop, electricOne (1) Work Table, 120" LongOne (1) Oven, MicrowaveOne (1) Shelf, Wall-MountedOne (1) Dishwaster, UndercounterTwo (2) Trash ContainerTwo (2) Refrigerated Counter, Work Toptogether with all accessions, attachments and additions thereto and replacements thereof.

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER (optional) George I. Schaefer (617) 876-1370 B. SEND ACKNOWLEDGMENT TO: (Name and Address) George I. Schaefer 2343 Massachusetts Avenue Cambridge, MA 02140 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1. DEBTOR'S EXACT FULL LEGAL NAME insert only one debtor name (1a or 1b) do not (illegiable) or combine names 1a. ORGANIZATION'S NAME KNOWFAT FRANCHISE COMPANY, INC. OR 1b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 20 GUEST STREET, SUITE 450 BRIGHTON MA 02135 USA 1d. TAX ID #: SSN OR EIN 20-0812982 ADD'L (illegible) FOR ORGANIZATON DEBTOR 1.e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION CORPORATION DELAWARE 1g. ORGANIZATIONAL ID # IF ANY NONE 2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME insert only one debtor name (2a or 2b) do not (illegible) or combine names 2a.ORGANIZATION'S NAME OR 2b. INDIVIDUAL'S LAST NAME FIRSTNAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2d. TAX ID #: SSN OR EIN AOOL INFO RE ORGANIZATION DEBTOR 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #, if any [ ] None 3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b) 3a. ORGANIZATION'S NAME IRWIN BUSINESS FINANCE CORPORATION OR 3b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX Badrikian Michael 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 152 Mallard Way Waltham MA 02152 USA 4. This FINANCING STATEMENT (illegible) the following (illegible) equipment, inventory, furniture, computers, machinery after acquiring property 5. ALTERNATIVE DESIGNATION - Lessee-Lessor(illegible) 6. This FINANCING' STATEMENT is to be filled (for record) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2 8. OPTIONAL FILER REFERENCE DATA

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER (optional) Phone :(800) 331-3282 Fax: (818) 662-4141 B. SEND ACKNOWLEDGMENT TO: (Name and Address) UCC Direct Services P.O. Box 29071 Glendale, CA 91208-9071 510968 IMARLIN 5647596 MAMA THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtors name (1a or 1b) do not (illegiable) or combine names 1a. ORGANIZATION'S NAME LOW FAT NO FAT GOURMET CAFE INC OR 1b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 988 BOSTON TURNPIKE ROAD SHREWSBURY MA 02472 1d. TAX ID #: SSN OR EN ADDL INFO RE ORGANIZATON DEBTOR 1.e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION CORPORATION MA 1g. ORGANIZATION ID #: IF ANY |X| NONE 2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME insert only one debtor name (2a or 2b) do not abbreviate or combine names 2a.ORGANIZATION'S NAME OR 2b. INDIVIDUAL'S LAST NAME FIRSTNAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2a. TAX ID #: SSN OR EN ADDL INFO RE ORGANIZATION DEBTOR 2c. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATION ID #:, IF ANY, NONE 3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b) 3a. ORGANIZATION'S NAME Marlin Leasing Corp. OR 3b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 124 Gaither Drive Suite 170 Mount Laurel NJ 08054 4. This FINANCING STATEMENT (illegible) the following (illegible) POSITOUCH POINT OF SALE SYSTEM INCLUDING : (6) IBM SURE POS500 TOUCH SCREEN. (6) POS-T88 SERIAL THERMAL PRINTER W/CUTTER (6) POS-SCANNER HAND HELD SCANNERS. (6) POS-IBMCO IBM CASH DRAWERS, (1) POS-PENT 1.5 PENTIUM PC. (1) BACKOFFICE MONITOR, (1) POS-PENT800 PENTIUM 800 MHZ AND ALL REPLACEMNETS, SUBSTITUTIONS, ACCESSIONS, ADD-ONS, AND ALL PROCEEDS AND ACCOUNTS OF THE DEBTOR ARISING OUT OF OR RELATED TO THE FOREGOING. THIS FINANCING STATEMENT RELATES TO AN EQUIPMENT LEASE BETWEEN THE DEBTOR (AS LESSEE) AND THE SECURED PARTY (AS LESSOR). THE LEASE IS A TRUE LEASE, AND THEIS FINANCING STATEMENT IS FILED TO GIVE NOTICE OF SECURED PARTY'S OWNERSHIP INTEREST IN THE COLLATERAL AND ALSO AS A PRECAUTIONARY MESAURE IN THE EVENT THE LEASE DETERMINED TO BE OTHER THAN A TRUE LEASE. 5. ALTERNATIVE DESIGNATION - Lessee/Lessor CONSIGNEECONSIGNOR SELLER/BUYER AG.LIEN NON-UCC FIL NO 6. This FINANCING' STATEMENT is to be filled (for record) in the REAL ESTATE RECORDS. Attach (illegible) [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2 8. OPTIONAL FILER REFERENCE DATA 564-734438-45-354775 FILING OFFICE COPY-NATIONAL UCC FINANCING STATEMENT (FORUM UCC1) (REV.07/29/98) (illegible)

UCC-1 Form Filing Number: 200325163480 Filing Date: 11/07/2003 1:04:28 PM FILER INFORMATION Full name: CUMMINGS PROPERTIES, LLC Phone:. 781-935-8000 CONTACT INFORMATION Contact name:. LEGAL DEPT. Street #1: 200 WEST CUMMINGS PARK City: WOBURN State: MA ZIP: 01801 Country: USA Notification Method: E-Mail Email: legal@cummings.com DEBTOR INFORMATION Org. Name: LOW FAT NO FAT GOURMET CAFE, INC. Org. Type: CORP Jurisdiction: MA Org. ID: None Mailing Address: 340 WEST CUMMINGS PARK City: WOBURN State: MA ZIP: 01801 Country: USA SECURED PARTY INFORMATION Org. Name: CUMMINGS PROPERTIES, LLC Mailing Address 1: 200 WEST CUMMINGS PARK City: WOBURN State: MA ZIP: 01801 Country: USA TRANSACTION TYPE: STANDARD COLLATERAL All office and other equipment, furniture, inventory, and other property, whether existing or after acquired, of Debtor located at all premises leased by secured party to Debtor, now or hereafter.

SCHEDULE 3.23 TO CREDIT AGREEMENT Deposit Accounts See attached and Accounts to be Opened at TD BankNorth, N.A.

Accounts List of deposits, securities and commodity accounts KFLG Watertown, Inc Watertown Savings Bank 321 Arsenal Street Watertown, MA 02472 Account #0684001409 Checking account Sovereign Bank 98 Boston Turnpike Shrewsbury, MA 01545 Account ft 98500925635 Checking account Danvers Bank 400 West Cummings Park Woburn, MA 01801 Account # 35006146 Checking account KmowFat Franchise Company Citizens Bank* 605 Walnut Street Newtonvillc, MA 02460 Accounts 1139993981 Checking account Citizens Bank* 605 Walnut Street Newtonville, MA 02460 Account # 1139994392 Money Market account * Account will be closed upon approval of loan agreement.

SCHEDULE 6.2(C) TO CREDIT AGREEMENT Existing Indebtedness 1. $136,000 Loan by Guarantor to Michael Badrikian, as evidenced by a Promissory Note in the original principal amount of $136,000 dated February 4, 2005. 2. Obligations to Seller under Asset Purchase Agreements and Consulting Agreements. 3. Lease obligations to Marlin Leasing Corp., Cummings Properties, LLC and Irwin Business Finance Corporation previously disclosed to Lender.

SCHEDULE 6.3(E) TO CREDIT AGREEMENT Existing Liens See attached UCC Financing Statements.* * The UCC filed against Low Fat No Fat Gourmet Cafe, Inc. in favor of Cummings Properties, LLC shall be subordinated to the liens granted by the Borrower and the Guarantor to the Lender pursuant to such subordination agreements and other documents as are satisfactory to the Lender.

MA SOC Filing Number: 200433410140 Date: 10/5/2004 8:27:00 AM

UCC-1 Form

FILER INFORMATION
Full name: B. DAVID SANDBERG Phone: 617 492-1027
CONTACT INFORMATION
Contact name: DAVID SANDBERG
Street #1: 166 CHESTNUT STREET
City: CAMBRIDGE State: MA ZIP: 02139 Country: USA
Notification Method: E-Mail Email: dsandberg@speakeasy.net

DEBTOR INFORMATION
Org. Name: KFLG WATERTOWN, INC.
Org. Type: CORP Jurisdiction: MA Org. ID: applied for
Mailing Address1: 20 GUEST STREET
Mailing Address2: SUITE 450
City: WATERTOWN State: MA ZIP: 02135 Country: USA

SECURED PARTY INFORMATION
Org. Name: LOW FAT NO FAT GOURMET CAFE, INC.
Mailing Address1: 98 B BOSTON TURNPIKE RD.
City: SHREWSBURY State: MA ZIP: 01545 Country: USA

TRANSACTION TYPE: STANDARD

COLLATERAL
All fixtures and tangible and intangible personal property of the Debtor, to the extent that it is located at, or is used in connection with or arises from the business located at, 222 Arsenal Street, Watertown, Massachusetts, whether now owned or hereafter acquired or in which the Debtor may now have or hereafter acquire an interest, including, without limitation, (a) all equipment (including all machinery, tools and furniture), inventory and goods, (b) all accounts, accounts receivable, other receivables, contract rights, chattel paper, and general intangibles of the Debtor (including Debtor's rights under all authorizations, permits and licenses), (c) all instruments, documents of title, policies and certificates of insurance, bank deposits, deposit accounts, checking accounts and cash, (d) all accessions, additions or improvements to, replacements and substitutions for, and all products of, all of the foregoing, (e) all books, records and documents relating to all the foregoing and (f) all other properties and assets of every type used or useful in connection with the ownership and operation of the Debtor's business.

0-8701-0

UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTURCTION (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILLER [optional] Eric T. Shediae, Esq. Rudolph Friedman LLP 92 State Street Boston, MA 02109 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILES 200433410140 10/5/04 1b. This FINANCING STATEMENT AMENDMENT is to be fied per record (or recorded) in the REAL ESTATE RECORDS. 2. TERMINATION: effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this termination Statement. 3. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law. 4. ASSIGNMENT ((illegible) or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c. and also give name of (illegible) in item 9. 5. AMENDMENT (PARTY INFORMATION): This Amendment affects (illegible) of Secured Party of record. Check only onen of these two boxes. CHANGE illegible and for address: Please refer to the detailed instructions in requests to changing the new address of a party DELETE name: Gives record name to the disclosed in item (illegible) ADD name: Complete item 7a or 7b and also item 7c. also (illegible) 7e-7g (if applicable) 6. CURRENT RECORD INFORMATION: 6a. ORGANIZATIONS NAME KFLG Watertown, Inc. OR 6b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 7. CHANGED (NEW) OR ADDED INFORMATION: 7a. ORGANIZATION NAME OR 7b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 7d. SEE INSTRUCTIONS (illegible) INFORE ORGANIZATON DEBTOR 7a. TYPE OF ORGANIZATION 7b. JURISDICTION OF ORGANIZATION 7g. ORGANIZATION ID if it any NONE 8. AMENDMENT (COLLATERAL CHANGE). Check only one box. Describe collateral deleted of added or give extra restated collateral description, or describe collatered assigned. SUBORDINATION: In accordance with a certain Subordination Agreement dated January14, 2005, by and among the Secured Party, the Debtor and Citizens Bank of Massachesetts, the Secured Party has subordinated and security interest or lien that secured party may have in any property of the Debtor to the security interest of citizens Bank of Massachusetts in all assets of the Debtor, notwithstanding the respective dates of attachments or perfection of the Security interest of the Secured party and citizens Bank of Massachusetts 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT NAME of (illegible) AND NAME OF DEBTOR aouthorizing this Amedment. 9a. ORGANZATION'S NAME Low Fat No Fat Gourmet Cafe, Inc. OR 9b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 10. OPTIONAL FLEX REFERENCE DATA FILING OFFICE COPY- UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) REV. 05/22/02) International Association of Commercial Adminstrators (IACA)

Delaware PAGE 1 The First State CERTIFICATE SEARCHED MAY 18, 2005, AT 11:39 A.M. FOR DEBTOR " KNOWFAT FRANCHISE COMPANY INC." 1 OF 2 FINANCING STATEMENT EXPIRATION DATE: FEBRUARY 15, 2010 DEBTOR: KNOWFAT FRACHISE COMPANY INC 305 WALNUT ST NEWTON MA 02460 ADDED 02-15-05 SECURED: MARLIN LEASING CORP. 124 GAITHER DRIVE, SUITE 170 ADDED 02-15-05 MOUNT LAUREL NJ 08054 FILING HISTORY 50508342 FILED 02-15-05 AT 2:27 P.M. FINANCING STATEMENT 2 OF 2 FINANCING STATEMENT 50710740 EXPIRATION DATE: MARCH 4, 2010 DEBTOR: KNOWFAT FRACHISE COMPANY INC 20 GUEST ST., SUITE 450 BRIGHTON MA 02135 SECURED: IRWIN BUSINESS FINANCE CORPORATION 330 120TH AVENUE NE ADDED 03-04-05 BELLEVUE WA 98005 FILING HISTORY 50710740 FILED 03-04-05 AT 7:07 P.M. FINANCING STATEMENT END OF FILING HISTORY THE UNDERSIGNED FILING OFFFICER HEREBY CERTIFIES THAT THE ABOVE LISTING IS A RECORD OF ALL PRESENTLY EFFECTIVE FINANCING STATEMENTS, FEDERAL TAX LIENS AND UTITLITY SECURITY INSTRUMENTS FILED IN THIS OFFICE WHICH NAME THE ABOVE DEBTOR, AS OF MAY 5, 2005 AT 11:59 P.M.

UCC FINANCING STATEMENT FOLLOW INSTRUCTION (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER optional 8008335778 B. SEND ACKNOWLEDGMENT O: (Name and Address) UCC Direct Services 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019 DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 02:27 PM 02/15/2005 INITIAL FILING NUM: 505834 2 AMENDMENT NUMBER: 0000000 SRV: 0501233373 1. DEBTORS EXACT FULL LEGAL NAME insert only one debtors name (1a or 1b) do not (illegiable) or combine names 1a. ORGANIZATION'S NAME KNOWFAT FRANCHISE COMPANY INC OR 1b. INDIVIDUAL'S LAST NAME_FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 305 WALNUT ST______________ NEWTON MA-------02460 US 1.a. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION CORPORATION DE 2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME insert only one debtor name (2a or 2b)- do not abbreviate or combine names 2a.ORGANIZATION'S NAME OR 2b. INDIVIDUAL'S LAST NAME_ FIRSTNAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2c. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b) 3a. ORGANIZATION'S NAME MARLIN LEASING CORP. OR 3b. INDIVIDUAL'S LAST NAME_FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 124 Gaither Drive Suite 170 Mount Laurel NJ 08054 US 6. This FINANCING' STATEMENT is to be filled (for record) in the REAL ESTATE RECORDS. Amend Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2 8. OPTIONAL FILER REFERENCE DATA DE-0-13472680-1-265515-3

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT

9a. ORGANIZATION'S NAME		
SNOWFAT FRANCHISE COMPANY INC		
OR 9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX

This FINANCING STATEMENT covers the following collateral

POINT OF SALE SYSTEM INCLUDING: (4) NCR REALPOS 70 ENHANCED WORKSTATIONS, S/N X
P42916, 917, 918, 919, (1) SYMBOL LS 9208 HIGH PERFORM OMNI DIRECTIONAL SCANNER,
(3) SYMBOL LC 2208 HAND HELD SCANNER, (1) ZEBRA LP 2844 DIRECT THERMAL BAR CODE
PRINTER, (1) SYMBOL MC50 HAND HELD SCANNER COMPUTER W/ACCESSORY PACKAGE, (4) NC
R INTEGRATED DISPLAYS, S/N DS11189, 91, 93, 95, (3) EPSON REMOTE PRINTERS, (1) X
PIENT SOFTWARE, (4) NCR CASH DRAWERS, (12) EREWARDS SOFTWARE, (4) NCR LOCAL THER
MAL CHECK PRINTERS, (4) WINXP PRO SQL LICENSE, (12) EINTELLIGENCE SOFTWARE, "and
all replacements, substitutions, accessions, add-ons, and all proceeds and acco unts of the Debtor arising out of or related to the foregoing. This financing s tatement relates to an equipment lease between the Debtor (as lessee) and the Se cured Party (as lessor). The lease is a "true lease", and this financing statem ent is filed to give notice of Secured Party's ownership interest in the collate ral and also as a precautionary measure in the event the lease is determined to be other than a true lease."

UCC FINANCING STATEMENT FOLLOW INSTRUCTION (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER (optional) 8008335778 B. SEND ACKNOWLEDGMENT O: (Name and Address) UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019 DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 07:07 PM 03/04/2005 INITIAL FILING NUM: 5071074 0 AMENDMENT NUMBER: 0000000 SRV: 050188637 1. DEBTOR'S EXACT FULL LEGAL NAME insert only one debtors name (1a or 1b) do not abbreviate or combine names 1a. ORGANIZATION'S NAME KNOWFAT FRANCHISE COMPANY, INC OR 1b. INDIVIDUAL'S LAST NAME_FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 20 GUEST ST., SUITE 450____ BRIGHTON MA 02135 US 1.a. TYE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION CORPORATION DE 2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME insert only one debtor name (2a or 2b) - do not abbreviate or combine names 2a.ORGANIZATION'S NAME OR 2b. INDIVIDUAL'S LAST NAME_ FIRSTNAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2c. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b) 3a. ORGANIZATION'S NAME IRWIN BUSINESS FINANCE CORPORATION OR 3b. INDIVIDUAL'S LAST NAME_FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 330 120TH AVENUE NE SUTIE 110 BELLEVUE WA 98005 US 5. ALTERNATIVE DESIGNATION - Lessee-Lessor 6. This FINANCING STATEMENT is to be filled (for record) in the REAL ESTATE RECORDS. Amend Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2 8. OPTIONAL FILER REFERENCE DATA DE-0-13670766-032/bk 40146264 UCC1

UCC FINANCING STATEMENT ADDENDUM - COLLATERAL

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT

	9a. ORGANIZATION'S NAME KNOWEAT FRANCHISE COMPANY, INC.		
OR	9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX

This FINANCING STATEMENT covers the following collateral

Contract# 40146264 bkTwo (2) Serving BOt Food Steam Table, ElectricTwo (2) Well Drain w/Shut Off Valve, For (3) WellsTwo (2) Cutting Board on Operator SideOne (1) Food Warmer, Countertop, electricOne (1) Work Table, 120" LongOne (1) Oven, MicrowaveOne (1) Shelf, Wall-MountedOne (1) Dishwaster, UndercounterTwo (2) Trash ContainerTwo (2) Refrigerated Counter, Work Toptogether with all accessions, attachments and additions thereto and replacements thereof.

UCC FINANCING STATEMENT FOLLOW INSTRUCTION (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] George I. Schaefer (617) 876-1370 B. SEND ACKNOWLEDGMENT O: (Name and Address) George I. Schaefer 2343 Massachusetts Avenue Cambridge, Ma 02140 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1. DEBTORS EXACT FULL LEGAL NAME insert only one debtors name (1a or 1b) do not abbreviate or combine names 1a. ORGANIZATION'S NAME KNOWFAT FRANCHISE COMPANY, INC OR 1b. INDIVIDUAL'S LAST NAME_FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 20 GUEST STREET, SUITE 450_ BRIGHTON MA 02135 USA 1d. TAX OF SSN OR EIN 20-0812982 ADDOL INFOR RE ORGANIZATION DEBTOR 1.a. TYE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION CORPORATION DELAWARE 19. ORGANIZATION OF IF ANY NONE 2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME insert only one debtor name (2a or 2b) do not abbreviate or combine names 2a.ORGANIZATION'S NAME OR 2b. INDIVIDUAL'S LAST NAME_ FIRSTNAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2c. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b) 3a. ORGANIZATION'S NAME OR 3b. INDIVIDUAL'S LAST NAME_FIRST NAME MIDDLE NAME SUFFIX Badrikian Michael 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 152 Mallard Way Waltham MA 02152 USA 4. This FINANCING STATEMENT (illegible) the following (illegible) equipment, inventory, furniture, computers, machinery after acquiring property 5. ALTERNATIVE DESIGNATION - Lessee-Lessor (illegible) 6. This FINANCING STATEMENT is to be filled (for record) in the REAL ESTATE RECORDS. Amend Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2 8. OPTIONAL FILER REFERENCE DATA FILING OF THIS COPY - NATIONAL UCC FINANCING STATEMENT (FORMUCCI) (REV.07/29/98)

UCC FINANCING STATEMENT FOLLOW INSTRUCTION (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] Phone (800) 331-3282 Fax: (818) 662-4141 B. SEND ACKNOWLEDGMENT TO: (Name and Address) UCC Direct Service P.O. Box 29071 Glendale, CA 91209-9071 510868 IMARLIN 5647596 MAMA THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1. DEBTORS EXACT FULL LEGAL NAME insert only one debtors name (1a or 1b) do not abbreviate or combine names 1a. ORGANIZATION'S NAME LOW FAT NO FAT GOURMET CAFE INC OR 1b. INDIVIDUAL'S LAST NAME_FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 988 BOSTON TURNPIKE ROAD SHREWSBURY MA 02472 1d. TAX OF SSN OR EIN ADDOL INFOR RE ORGANIZATION DEBTOR 1.a. TYE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION CORPORATION MA 19. ORGANIZATION OF IF ANY NONE 2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME insert only one debtor name (2a or 2b) do not abbreviate or combine names 2a.ORGANIZATION'S NAME OR 2b. INDIVIDUAL'S LAST NAME_ FIRSTNAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2d. TAX ID # SSN OR EIN____ADD'L INFO FOR ORGANISATION OBETOR 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b) 3a. ORGANIZATION'S NAME Marlin Leasing Corp. OR 3b. INDIVIDUAL'S LAST NAME_FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 124 Gaither Drive Suite 170 Mount Laurel NJ 08054 4. This FINANCING STATEMENT (illegible) the following (illegible) POSITOUGH POINT OF SALE SYSTEM INCLUDING: (6) IBM SURE POS500 TOUCH SCREEN (6) POS-T88 SERIAL THERMANL PRINTER W/CUTTER (6) POS-SCANNER HAND HELD SCANNERS. (6) POS-IBMCD IBM CASH DRAWERS (1) POS-PENT 1.5 PENTIUM PC. (1) BAKCOFFICE MONITOR (1) POS-PENT800 PENTIUM 800 MHZ AND ALL REPLACEMENTS SLUBSTITUTIONS, ACCESSIONS, ADD-ONS, AND ALLL PROCEEDS AND ACOUNTS OF THE DEBTOR ARISING OUT OF OR RELATED TO THE FOREGOING THIS FINANCING STATEMENT RELATES TO AN EQUIPMENT LEASE BETWEEN THE DEBTOR (AS LESEE) AND THE SECURED PARTY (AS LESSOR). THE LEASE IS A TRUE LEASE, AND THIS FINANCING STATEMENT IS FILLED TO GIVE NOTICE OF SECURED PARTY'S OWNERSHIP INTEREST IN THE COLLATERAL AND ALSO AS A PRECAUTIONARY MEAUSRE IN THE EVENT THE LEASE IS DETERMINED TO BE OTHER THAN A TRUE LEASE." 5. ALTERNATIVE DESIGNATION - Lessee-Lessor (illegible) (illegible) (illegible) SELLER/BUYER (illegible) NON-UCC FILING 6. This FINANCING' STATEMENT is to be filled (for record) in the REAL ESTATE RECORDS. Amend Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2 (illegible) 8. OPTIONAL FILER REFERENCE DATA FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCCI) (REV. 07/29/98) (illegible)

MAY-24-2005 14:43 FROM-BAY STATE CORPORATE SERVICES +1-617-742-8482 T-901 P.005/007 F-261

UCC-1 Form

Filing Number: 200325163480 Filing Date: 11/07/2003 1:04:28 PM

FILER INFORMATION
Full name: CUMMINGS PROPERTIES, LLC Phone: 781-935-8000
CONTACT INFORMATION
Contact name: LEGAL DEPT.
Street #1: 200 WEST CUMMINGS PARK
City: WOBURN State: MA ZIP: 01801 Country: USA
Notification Method: E-Mail Email: legal@cummings.com

DEBTOR INFORMATION
Org. Name: LOW FAT NO FAT GOURMET CAFE, INC.
Org. Type: CORP Jurisdiction: MA Org. ID: None
Mailing Address1: 340 WEST CUMMINGS PARK
City: WOBURN State: MA ZIP: 01801 Country: USA

SECURED PARTY INFORMATION
Org. Name: CUMMINGS PROPERTIES, LLC
Mailing Address1: 200 WEST CUMMINGS PARK
City: WOBURN State: MA ZIP: 01801 Country: USA

TRANSACTION TYPE: STANDARD

COLLATERAL
All office and other equipment, furniture, inventory, and other property, whether existing or after acquired, of Debtor located at all premises leased by secured party to Debtor, now or hereafter.

EXHIBIT A FORM OF SECURITY AGREEMENT This SECURITY AGREEMENT, dated as of May 27, 2005 (this "Agreement"), by and between KFLG WATERTOWN, INC., a Massachusetts corporation (the "Borrower") and TD BANKNORTH, N.A. (the "Lender "). WHEREAS, the Borrower and the Lender are entering into a Credit Agreement of even date herewith (the "Credit Agreement"; capitalized terms used herein and not otherwise defined have the meanings specified in the Credit Agreement), pursuant to which the Lender is making term loans in an aggregate principal amount not to exceed $1,600,000; and WHEREAS, as a condition to the Lender entering into the Credit Agreement and making the Loans thereunder, the Lender requires that the Borrower grant to the Lender a security interest in the Collateral (as defined in Section 1); NOW, THEREFORE, in consideration of the aforesaid agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby act and agree as follows: 1. Definitions. As used in this Agreement, the following terms have the following meanings: "Collateral": all of the following now or hereafter existing or owned by the Borrower or in which the Borrower shall now or hereafter have any interest: (a) all Equipment; (b) all Receivables; (c) all contracts and contract rights (to the extent assignable); all rights to the payment of money; all obligations owing to the Borrower of every kind and nature; and all tax refunds of every kind and nature, including, without limitation, loss carryback refunds; and all of the foregoing whether now existing or hereafter acquired or arising; (d) all Inventory; (e) all Intellectual Property Rights; (f) all general intangibles, goodwill, customer lists, choses in action, chattel paper, insurance policies, bank deposits, deposit accounts, checking accounts, certificates of deposit, money, cash, investment property, securities (whether certificated or uncertificated), securities accounts, security entitlements, commodity contracts, commodity accounts, documents and instruments (whether negotiable or non-negotiable and regardless of attachment to chattel paper), whether arising out of, relating to or evidencing all or any of the foregoing Collateral or otherwise, and all whether now existing and owned by the Borrower or hereafter acquired or arising;

(g) all Commercial Tort Claims, Letter-of-Credit Rights and Supporting Obligations (each as defined in the UCC), all whether now existing and owned by the Borrower or hereafter acquired or arising; (h) all other property not otherwise described above and all liens, guaranties, securities, rights, remedies and privileges pertaining to, and all products and proceeds (including, without limitation, insurance proceeds) of and all accessions to, any of the foregoing items of Collateral (all whether now existing and owned by the Borrower or hereafter arising or acquired); and (i) all information, data, files, writings, correspondence, books and records (including, without limitation, all electronically recorded data) relating to any of the foregoing items of Collateral (all whether now existing and owned by the Borrower or hereafter arising or acquired). "Equipment": all of the Borrower's machinery, equipment, tools, furniture, furnishings and fixtures, including, without limitation, all data processing and computer equipment, furniture, tools, dies, molds, motor vehicles, trailers, and other equipment of every kind and description, and all accessions, additions, substitutions or replacements to or for any of the foregoing and all attachments, components, accessories, parts and supplies relating thereto; all whether now owned or existing or hereafter arising or acquired, whether movable or affixed, and wherever located. "Intellectual Property Rights": all of the Borrower's know-how, trade secrets, copyrights, patents, trade names, trademarks (whether owned or licensed), servicemarks and licenses and the goodwill of the business associated with the foregoing, including, without limitation, the registered (or applied for) trademarks, patents and copyrights (if any) described on Exhibit A hereto and the goodwill of the business associated therewith, together with all right, title and interest of the Borrower therein, including, without limitation, all common law rights, registrations, renewals of registrations, applications for new uses, the right to sue for past, present and future infringements thereof, and all other intellectual property rights necessary and proper to the continuation of the business associated with and symbolized by said trademarks, patents and copyrights. "Inventory": all goods now owned or hereafter acquired by the Borrower and intended for sale, all raw materials, parts, work-in-process, finished goods, and all materials and supplies which are used or which may be used in manufacturing, selling, packing, shipping, advertising or furnishing of goods, whether now owned or hereafter acquired or created and wherever located, as well as all proceeds (including, without limitation, insurance proceeds) of any of the foregoing. "Perfection Certificate": the Perfection Certificate executed and delivered by the Borrower on the Closing Date. "Premises": all locations owned, leased, operated or used by the Borrower, all of which are listed on Exhibit B hereto together with the record owner of each such location and a brief description of any lease. "Receivables": all of the Borrower's accounts (as defined in the UCC), accounts receivable, notes, bills, drafts, acceptances, instruments, documents, chattel paper and all other debts, obligations and liabilities in whatever form owing to the Borrower from any Person for goods (as defined in the UCC) sold by it or for services rendered by it, or however otherwise established or created, all guaranties and security therefor, all right, title and interest of the Borrower in the goods or services which have given rise thereto, including rights to reclamation and stoppage in transit and all rights of an unpaid seller -2-

of goods or services; all whether any of the foregoing be now existing or hereafter arising, now or hereafter received by or owing or belonging to the Borrower. "UCC": the Uniform Commercial Code as in effect from time to time in The Commonwealth of Massachusetts. Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class. 2. Grant of Security Interest. As security for the full and timely satisfaction of the Obligations, the Borrower hereby grants to the Lender a continuing security interest in the Collateral, and in each item thereof, all to the maximum extent that the Borrower has an interest therein or at any time in the future obtains such an interest. 3. Representations and Warranties. The Borrower represents and warrants to the Lender that: (a) All information set forth on the Perfection Certificate, as updated from time to time by the Borrower, is true, correct and complete in all material respects. (b) The principal place of business and chief executive offices of the Borrower are currently located at the location described on Exhibit B hereto, and all of the books and records of the Borrower are currently kept at that location or the other locations listed on Exhibit B. All of the tangible Collateral is and will be kept at that location or at another location included in the Premises. (c) The Borrower owns the Collateral free and clear of all Liens except (i) Liens under the Loan Documents and (ii) Liens expressly permitted by Section 6.3 of the Credit Agreement. (d) Except as shown on Exhibit A hereto, none of the Intellectual Property Rights owned or licensed by the Borrower is the subject of any state or federal registration or any application therefor. (e) This Security Agreement, coupled with the filing of appropriate UCC financing statements with the Secretary of State of The Commonwealth of Massachusetts (being the only location in which such filing is required by the Uniform Commercial Code of Massachusetts in order to perfect the security interests granted herein to the extent that such security interest may be perfected by filing of a UCC financing statement), creates in favor of the Lender a valid and perfected first priority security interest in all of the Collateral to the extent that such security interest may be perfected by filing, which security interest secures the Obligations. 4. Covenants, (a) Payment and Performance. The Borrower will unconditionally pay when due or within any applicable grace period (or on demand, if so payable) each Obligation and will duly and punctually perform each Obligation. (b) Further Assurances. The Borrower will from time to time, at its expense, upon the Lender's request, promptly execute and deliver all such further instruments and documents, and take all such further action, as may be necessary or that the Lender may reasonably request in order to perfect and/or protect the security interests granted or intended to be granted hereby or to enable the Lender to enforce its rights and remedies hereunder with respect to any Collateral, including, without limitation: furnishing copies of customer invoices and original shipping documents; marking or otherwise -3-

identifying Equipment; furnishing the originals of all bills of Jading, trust receipts and warehousemen's receipts, with such endorsements as may be required by the Lender; stamping chattel paper to reflect the Lender's security interest or delivering same to the Lender; taking such actions as the Lender may reasonably require to obtain possession or control of any Collateral to the extent necessary to perfect Lender's security interest; and filing financing statements. The Borrower hereby authorizes the Lender to file financing or continuation statements and amendments thereto relating to Collateral without the signature of the Borrower. The Borrower will use its best efforts to provide landlord's waivers reasonably satisfactory to the Lender with respect to any premises not owned by the Borrower where any material amount of Collateral may be located. With respect to such contracts and contract rights as are by their terms non-assignable, the Borrower agrees: (i) to hold same in trust for the benefit of the Lender, to the extent such terms are valid and effective, (ii) at any time or from time to time (if the Lender shall so request) to use its reasonable efforts to seek the approval of the other parties to the relevant contracts so that assignment to the Lender will be permitted and (iii) at the request of the Lender, to assign to the Lender all rights in and to said contracts and contract rights to the maximum extent that same may from time to time be assignable. (c) Information. The Borrower shall maintain complete and accurate records of all of its Collateral and its dealings with respect thereto. Upon reasonable notice from time to time (and. at any time and without notice after the occurrence and during the continuance of any Event of Default), the Borrower shall permit the Lender and its employees, representatives and agents access to the Premises and the Lender shall have the right to inspect the Collateral and make copies of such books and records. The Borrower shall from time to time furnish to the Lender such information concerning the Collateral as the Lender may reasonably request, and will promptly notify the Lender if any representation or warranty of the Borrower in Section 3 hereof becomes inaccurate, incomplete or misleading in any material respect. Without limiting the generality of the foregoing, the Borrower will upon the Lender's request, with reasonable promptness, provide the Lender with a written listing of all Collateral, and will provide the Lender with such a listing immediately upon the occurrence and during the continuance of any Event of Default. (d) Insurance. (i) Property Insurance. The Borrower shall keep its assets which are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion and hazards insured against by extended coverage to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities. (ii) Liability Insurance. The Borrower shall maintain with financially sound and reputable insurers insurance against liability for hazards, risks and liability to persons and property, to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities and at least in the amounts set forth in the certificates of insurance delivered to Lender. (iii) All such insurance shall (A) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof, (B) name the Lender as insured party or loss payee pursuant to a loss payable endorsement issued in favor of, delivered to and in form reasonably satisfactory to, the Lender, and (C) be reasonably satisfactory in all material respects to the Lender. -4-

(e) Receivables. The Borrower shall notify the Lender promptly of all material returns and recoveries of merchandise and claims. The Borrower shall not without prior written notice to the Lender settle or adjust any dispute or claim which (together with all other such settlements or adjustments relating to the Receivables of the Borrower) would exceed $10,000 in the aggregate per fiscal quarter of the Borrower, nor shall the Borrower grant any discount, credit or allowance except in the ordinary course of the Borrower's business nor accept any return of merchandise except in the ordinary course of the Borrower's business without the Lender's consent. Upon the occurrence and during the continuance of any Event of Default, the Lender may settle or adjust disputes or claims directly with customers or account debtors for amounts and upon terms which it considers reasonably advisable; in all such cases, the Borrower will be credited only with amounts actually received by the Lender; and where the Borrower receives collateral of any kind by reason of transactions between itself and its customers or account debtors, it will hold the same on the Lender's behalf, subject to the Lender's instructions, and as properly forming part of the Collateral. Upon the occurrence and during the continuance of an Event of Default, the Lender or its designee may at any time notify the Borrower's customers or account debtors of the Lender's security interest in Receivables, collect the same directly and charge the collection costs and expenses to the Borrower; whenever the Lender deems it desirable that any legal or other action be instituted in order to collect any Receivable, the Lender may at its option reassign any such Receivable to the Borrower (and any such reassignment shall be deemed to be without recourse to the Lender in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such Receivable shall nevertheless be subject to this Security Agreement; and the Borrower agrees to pay to the Lender a reasonable collection charge on all Receivables collected by the Lender under this Security Agreement. If the Lender elects that the Borrower continue to collect the Receivables after the occurrence of an Event of Default, the Borrower will collect its Receivables as the Lender's collection agent, hold such collections in trust for the Lender without commingling the same with other funds of the Borrower and, if requested by the Lender, will promptly, on the day of receipt thereof, transmit such collections to the Lender in the identical form in which they were received by the Borrower, with such endorsements as may be appropriate. (f) Title; Sale or Removal of Collateral. The Borrower shall not Create or suffer to exist any Lien in or on any of the Collateral, except the Liens of the Loan Documents and other Liens expressly permitted by Section 6.3 of the Credit Agreement. Except for Dispositions expressly permitted by the Credit Agreement, the Borrower shall not, without the Lender's prior written approval, sell, transfer or remove from the Premises or otherwise dispose of any of the Collateral. No Collateral will be located at any premises other than as described in Subsection 3(b) above. The Borrower (i) shall maintain books and records relating to Collateral only as described in Subsection 3(b) above, (ii) will not move its chief executive office from the existing location described in Subsection 3(b) above, (iii) will not change its name or identity, and (iv) shall give the Lender 20 days prior written notice of any proposed change in its corporate structure or jurisdiction of incorporation. (g) Maintenance and Use of Equipment. The Borrower will maintain all Equipment in good order and condition, reasonable wear and tear excepted, making all necessary repairs thereto. The Borrower will not suffer any waste or destruction of any Inventory or Equipment, nor use any Equipment in violation of any applicable law or any insurance thereon. The Borrower will promptly restore or replace any Inventory or Equipment damaged or destroyed by fire or other casualty, and this obligation will not be limited by the availability or sufficiency of insurance proceeds. The Borrower shall promptly furnish to the Lender a statement as to any casualty, loss or damage in excess of $10,000 to any Inventory or Equipment. -5-

(h) Taxes. The Borrower promptly shall pay, as they become due and payable, all taxes, unemployment contributions and all other charges of any kind or nature levied, assessed or claimed against the Borrower or the Collateral by any Person whose claim could result in a Lien upon any of the Collateral, except to the extent such taxes, contributions or other charges are being contested in good faith and by appropriate proceedings which operate as a matter of law to stay the enforcement of any such Lien and adequate reserves have been established and are maintained by the Borrower. (i) Intellectual Property Rights. The Borrower agrees that it will not dispose of any of the Intellectual Property Rights or any interest therein or grant a security interest in any of the Intellectual Property Rights (other than pursuant to the Loan Documents) or suffer or permit to exist any other encumbrance thereon without, in each instance, the prior written consent of the Lender. The Borrower warrants that the Borrower has unencumbered title to or a license to use the Intellectual Property Rights now being used by it and full right and authority to grant to the Lender its security interests in the Intellectual Property Rights. The Borrower agrees to defend its title to (or license of) the Intellectual Property Rights and to take all steps reasonably necessary to preserve its title to (or license of) the Intellectual Property Rights and ability to use same, including defense of any claims of infringement and action against any infringers, all to the extent that such defense or action against infringers is reasonably necessary in order to maintain the value and use of all material Intellectual Property Rights. If, during the term of this Security Agreement, the Borrower shall obtain rights to any new or additional United States trademark registrations, trademark applications, patents, patent applications or copyrights, the same shall automatically constitute Intellectual Property Rights subject to this Security Agreement, and the Borrower agrees to give the Lender prompt written notice thereof, describing and identifying such Intellectual Property Rights in the same manner as on Exhibit A hereto. Upon the occurrence of any Event of Default, the Borrower will assemble and make available to the Lender all books, records and data, whether in written form or electronically recorded, representing any of the Intellectual Property Rights. (j) Deposit Accounts. The Borrower will maintain all deposit accounts with the Lender except for one deposit account for each Unit which accounts shall be used for deposit only (the "Deposit Accounts"). Such Deposit Accounts will be required to be swept on each Business Day of all available cash in excess of $1,000 from the sale of Inventory and any other assets, all collections of Accounts, and all other cash payments received by or for the account of the Borrower (such cash receipts and collections, "Cash Receipts") to a designated account maintained with the Lender. At the Lender's request, the Borrower will execute any agreements to cause all Cash Receipts to be swept to a concentration account with the Lender. After the occurrence of a Default, the Borrower shall cause all Cash Receipts, at the Lender's option, to be deposited directly to a blocked account with the Lender. 5. Lender Appointed Attorney-in-Fact. (a) The Borrower hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact, with full authority in the name, place and stead of the Borrower, from time to time after the occurrence and during the continuance of an Event of Default in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation: (i) to obtain and adjust any insurance required pursuant to this Security Agreement and/or the Credit Agreement; (ii) to ask, demand, collect, sue for, recover, compromise, receive and give acquittances for monies due and to become due under or in respect of any of the Collateral; -6-

(iii) to receive, endorse and collect any notes, drafts or other instruments, documents and chattel paper; (iv) to file any claims or take any action or institute any proceedings for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; (v) to sign the name of the Borrower on invoices or bills of lading, drafts against customers, notices of assignment, verifications and schedules; (vi) to defend any suit, action or proceeding brought against the Borrower in respect of any Collateral, to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (vii) to notify the U.S. Postal Service authorities to change the address for delivery of mail to an address designated by the Lender and to open and dispose of mail addressed to the Borrower; and, generally, (viii) to do all things necessary to carry out the intent of this Security Agreement. (b) The power of attorney granted pursuant to this Section 5 is a power coupled with an interest and shall be irrevocable until the Obligations are paid indefeasibly in full. 6. Lender May Perform. If the Borrower fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Borrower as provided under Section 9 hereof, with interest at the rate provided for in Section 2.8(b) of the Credit Agreement. 7. Lender's Duties. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral actually in its possession and the accounting for monies actually received by it hereunder, the Lender shall have no duty as to any Collateral. The Lender shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with the Lender's gross negligence or willful misconduct. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own like property, it being understood that the Lender shall be under no obligation to take any necessary steps to collect any Collateral or preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of the Borrower and shall be added to the Obligations. 8. Remedies. If any Event of Default shall have occurred and be continuing: (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC and also may without limitation: (i) require the Borrower to, and the Borrower hereby agrees that it will, at its expense and the upon reasonable request of the Lender, forthwith assemble all or any part of the -7-

Collateral as directed by the Lender and make it available to the Lender at a place or places to be designated by the Lender which is or are reasonably convenient to the respective parties; (ii) itself or through agents, without notice to any Person and without judicial process of any kind, enter the Borrower's Premises (or any other premises or location where any Collateral may be) and take physical possession of any Collateral or disassemble, render unusable and/or repossess any of the same, and the Borrower shall peacefully and quietly yield up and surrender the same; and (iii) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable. (b) The Lender may maintain possession of Collateral at the Premises or remove the same or any part thereof to such places as the Lender may elect. The Borrower waives all rights which it would otherwise have under any applicable law to prohibit entry to any premises or to require notice of any such action, to the maximum extent permitted by applicable law. The Borrower agrees that, to the extent notice of sale shall be required by law, seven (7) days' prior written notice to the Borrower shall constitute reasonable notification. Notice of any public sale shall be sufficient if it describes the Collateral to be sold in general terms, stating the items or amounts thereof and the location and nature thereof, and is published at least once in any newspaper selected by the Lender and of general circulation in the locale of such sale, not less than seven (7) days prior to the sale. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may be the purchaser at any such sale, if public, to the extent permitted by applicable law, free from any right of redemption. The Borrower shall be fully liable for any deficiency. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. (c) Any cash held by the Lender as Collateral and all cash or other proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, shall be applied by the Lender in the following order of priority: First, to the payment of the reasonable costs and expenses of any sale or other expenses (including, without limitation, reasonable legal fees and expenses), liabilities and advances made or incurred by the Lender in connection therewith or referred to in Section 9 or provided for by the Credit Agreement or arising in connection with any other facilities now or hereafter provided by the Lender to or for the benefit of the Borrower; Next, to payment of interest on and principal of the Loans (in such order as may be provided for in the Credit Agreement or as otherwise determined by the Lender); Next, to the payment of any other Obligations (or may be held by the Lender as security for any other such Obligations not yet due and payable); and Finally, after payment in full of all Obligations and termination of all credit facilities and other facilities now or hereafter provided by the Lender to the Borrower, to the payment to the Borrower or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining of such cash. -8-

9. Expenses and Indemnification. The Borrower agrees to reimburse the Lender for and to indemnify and hold harmless the Lender from and against any and all liability, loss, damage, and all costs or expenses (including, without limitation, reasonable fees and disbursements of counsel, experts and agents) imposed on, incurred by or asserted against the Lender arising out of or in connection with: preparation of this Security Agreement, the documents relating hereto, or amendments, modifications or waivers hereof; taxes (excluding any corporate excise or income taxes payable by the Lender by reason hereof or otherwise) and other governmental charges in connection with this Security Agreement and the Collateral; exercise of the Lender's rights with respect to this Security Agreement and the Collateral; any enforcement, collection or other proceedings resulting therefrom or any negotiations or other measures to preserve the Lender's rights hereunder; the custody or preservation of, or the sale of or other realization upon, any of the Collateral; any failure by the Borrower to perform or observe any of the provisions of this Security Agreement; any investigative, administrative or judicial proceeding (whether or not the Lender is designated a party thereto) relating to or arising out of this Security Agreement; or any bankruptcy, insolvency or other similar proceeding relating to the Borrower, unless the Lender was at fault with respect to such liability, loss, damage, cost or expense or acted in bad faith with respect thereto. The Borrower's obligations under the preceding sentence shall constitute Obligations and shall survive the termination of this Security Agreement. In no event will the Borrower be liable for any claim to the extent determined, by a final, non-appealable judgment of a court of competent jurisdiction, to have arisen out of the gross negligence or willful misconduct of the Lender. 10. Termination. This Security Agreement shall remain in full force and effect so long as any Loan and/or any other Obligation remains outstanding, any Commitment shall remain effective and/or any credit facility or other facility remains in effect. Upon the satisfaction in full of all of the Obligations and the termination or expiration of all credit and other facilities now or hereafter provided by the Lender for the Borrower, the Lender shall, at the Borrower's expense, execute and deliver to the Borrower all instruments of assignment or otherwise as may be necessary to establish full title of the Borrower to any of the Collateral, subject to any prior sale or other disposition thereof pursuant to Section 8. Until then, this Security Agreement shall itself constitute conclusive evidence of the validity, effectiveness and continuing force hereof, and any Person may rely hereon. 11. Waiver; Rights Cumulative. No failure to exercise and no delay in exercising, on the part of the Lender, any right or remedy hereunder or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by the Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. The Lender's rights and remedies hereunder and under the Loan Documents shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. The provisions of this Security Agreement are not in derogation or limitation of any obligations, liabilities or duties of the Borrower under any of the other Loan Documents or any other agreement with or for the benefit of the Lender. No inconsistency in default provisions between this Security Agreement and any of the other Loan Documents or any such other agreement will be deemed to create any additional grace period or otherwise derogate from the express terms of each such default provision. No covenant, agreement or obligation of the Borrower contained herein, nor any right or remedy of the Lender contained herein, shall in any respect be limited by or be deemed in limitation of any inconsistent or additional provisions contained in any of the other Loan Documents or any such other agreement. 12. Severability. In the event that any provision of this Security Agreement or the application thereof to any Person, property or circumstance shall be held to any extent to be invalid or unenforceable, the remainder of this Security Agreement and the application of such provision to -9-

Persons, properties and circumstances other than those as to which it has been held invalid or unenforceable shall not be affected thereby, and each provision of this Security Agreement shall be valid and enforceable to the fullest extent permitted by law. 13. Binding Effect; Assignment. This Security Agreement shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Borrower and the Lender and their respective successors and assigns. 14. Notices. All notices and other communications under or relating to this Security Agreement shall be given and effective in the manner and to the addresses of the parties provided for in the Credit Agreement. 15. Headings. Section headings in this Security Agreement are included herein for convenience of reference only and shall not constitute a part of this Security Agreement for any other purpose. 16. Governing Law. This Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts. [ The next page is the signature page ] -10-

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Security Agreement to be executed, as an instrument under seal, by their respective officers thereunto duly authorized, as of the date first above written KPLG WATERTOWN, INC. By: Name: Title: TD BANKNORTH, N.A. By: Name: Title: [Signature Page to Borrower Security Agreement]

EXHIBIT LIST EXHIBIT A - Intellectual Property EXHIBIT B - Locations of Collateral

EXHIBIT A Intellectual Property [To be provided by Borrower]

EXHIBIT B Locations of Collateral [To be provided by Borrower]

EXHIBIT B FORM OF GUARANTEE AND SECURITY AGREEMENT GUARANTEE AND SECURITY AGREEMENT made by KNOWFAT FRANCHISE COMPANY, INC. in favor of TD BANKNORTH, N.A., Dated as of May 27, 2005

TABLE OF CONTENTS Page SECTION 1. DEFINED TERMS 1 1.1 Definitions 1 1.2 Other Definitional Provisions 4 SECTION 2. GUARANTEE 4 2.1 Guarantee 4 2.2 No Subrogation Until All Payments Made 4 2.3 Amendments, etc. with respect to the Borrower Obligations 5 2.4 Guarantee Absolute and Unconditional 5 2.5 Reinstatement 6 2.6 Payments 6 SECTION 3. GRANT OF SECURITY INTEREST 6 SECTION 4. REPRESENTATIONS AND WARRANTIES 7 4.1 Title; No Other Liens 7 4.2 Perfected First Priority Liens 7 4.3 Chief Executive Office 7 4.4 Inventory and Equipment 7 4.5 Investment Property 7 4.6 Receivables 8 4.7 Intellectual Property 8 4.8 Existence; Compliance with Law 8 4.9 Power; Authorization; Enforceability Obligations 8 4.10 No Legal Impediment 9 SECTION 5. COVENANTS 9 5.1 Minimum Cash Balance 9 5.2 Requirement that Units Be Owned by the Borrower 9 5.3 Financial Information 9 5.4 Delivery of Instruments, Certificated Securities and Chattel Paper 9 5.5 Maintenance of Insurance 10 5.6 Payment of Obligations 10 5.7 Maintenance of Perfected Security Interest; Further Documentation 10 5.8 Changes in Locations, Name, etc. 11 5.9 Notices 11 5.10 Investment Property 11 5.11 Receivables 12 5.12 Intellectual Property 12 5.13 Compliance with Credit Agreement 13 5.14 Post Default Actions 13 SECTION 6. REMEDIAL PROVISIONS 14 6.1 Certain Matters Relating to Receivables 14 6.2 Communications with Obligors; Grantors Remain Liable 14 6.3 Pledged Stock 15 6.4 Proceeds to be Turned Over To Lender 15 6.5 Application of Proceeds 16 6.6 Code and Other Remedies 16 6.7 Registration Rights 17 6.8 Deficiency 18 SECTION 7. THE LENDER 18 7.1 Lender's Appointment as Attorney-in-Fact, etc. 18 7.2 Duty of Lender 19 7.3 Execution of Financing Statements 19 SECTION 8. MISCELLANEOUS 20

8.1 Amendments in Writing 20 8.2 Notices 20 8.3 No Waiver by Course of Conduct; Cumulative Remedies 20 8.4 Enforcement Expenses; Indemnification 20 8.5 Successors and Assigns 20 8.6 Set-Off 20 8.7 Counterparts 21 8.8 Severability 21 8.9 Section Headings 21 8.10 Integration 21 8.11 Governing Law 21 8.12 Submission To Jurisdiction; Waivers 21 8.13 Acknowledgments 22 8.14 Waiver Of Jury Trial 22 SCHEDULES Schedule A Notice Address Schedule B Investment Property Schedule C Filings and Other Actions Required to Perfect Security Interests Schedule D Jurisdictions of Organization, etc. Schedule E Inventory and Equipment Locations Schedule F Intellectual Property -II -

GUARANTEE AND SECURITY AGREEMENT GUARANTEE AND SECURITY AGREEMENT, dated as of May 27, 2005, made by KNOWFAT FRANCHISE COMPANY, INC. (the "Grantor"), in favor of TD BANKNORTH, N.A. (the "Lender"). WITNESSETH WHEREAS, KFLG Watertown, Inc. (the "Borrower") and the Lender are entering into a Credit Agreement of even date herewith (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement; WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; WHEREAS, the Borrower is a wholly-owned Subsidiary of the Grantor and the Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; WHEREAS, it is a condition precedent to the willingness of the Lender to enter into the Credit Agreement and provide to the Borrower the financing contemplated thereby that the Grantor shall have executed and delivered this Agreement to the Lender; NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make the extensions of credit to the Borrower thereunder, the Grantor hereby agrees with the Lender, as follows: SECTION 1. DEFINED TERMS 1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the Massachusetts UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of- Credit Rights, Registered Organization and Supporting Obligations. (b) The following terms shall have the following meanings: "Agreement": this Guarantee and Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time. "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents, any letter of credit or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements). "Collateral": as defined in Section 3. "Collateral Account": any collateral account established by the Lender as provided in Section 6.1 or 6.4. "Contracts": any contract or agreement between the Grantor and any Person, or an invoice sent or to be sent by the Grantor, pursuant to or under which a Receivable shall arise or be created, or which evidences a Receivable. "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule F), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof. "Copyright Licenses": any written agreement naming the Grantor as licensor or licensee (including, without limitation, those listed in Schedule F), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright. "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution. "Grantor Obligations": all obligations and liabilities of the Grantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which the Grantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Grantor pursuant to the terms of this Agreement or any other Loan Document). "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. "Intercompany Note": any promissory note evidencing loans made by the Grantor to any of its Subsidiaries. "Investment Property": the collective reference to (i) all "investment property" as such term is defined in the Massachusetts UCC and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock. "Issuers": the collective reference to each issuer of any Investment Property. -2-

"Massachusetts UCC": the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts. "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule F, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule F, and (iii) all rights to obtain any reissues or extensions of the foregoing. "Patent License": all agreements, whether written or oral, providing for the grant by or to the Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent including, without limitation, any of the foregoing referred to in Schedule F. "Pledged Notes": all promissory notes listed on Schedule B, all Intercompany Notes at any time issued to the Grantor and all other promissory notes issued to or held by the Grantor (other than promissory notes issued in connection with extensions of trade credit by the Grantor in the ordinary course of business). "Pledged Securities": the collective reference to the Pledged LLC/Partnership Interests, the Pledged Stock and the Pledged Notes, together with any Proceeds thereof. "Pledged Stock": the shares of Capital Stock listed on Schedule B, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, the Grantor while this Agreement is in effect. "Proceeds": all "proceeds" as such term is defined in the Massachusetts UCC and, in any event, shallinclude, without limitation, all dividends or other income from the investment Property, collections thereon or distributions or payments with respect thereto. "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account). "Restricted Account": as defined in Section 8.6. "Securities Act": the Securities Act of 1933, as amended. "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule F, and (ii) the right to obtain all renewals thereof. "Trademark License": any agreement, whether written or oral, providing for the grant by or to the Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule F. -3-

1.2 Other Definitional Provisions. The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. SECTION 2. GUARANTEE 2.1 Guarantee. (a) The Grantor hereby unconditionally and irrevocably guarantees to Lender and its successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations. (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Grantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Grantor under applicable federal and state laws relating to the insolvency of debtors. (c) The Grantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of the Grantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Lender hereunder. (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of the Grantor under the guarantee contained in this Section 2 shall have been satisfied by indefeasible payment in full in cash, no letters of credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations. (e) No payment made by the Borrower, the Grantor, any other guarantor or any other Person or received or collected by the Lender from the Borrower, the Grantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Grantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Grantor in respect of the Borrower Obligations or any payment received or collected from the Grantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of the Grantor hereunder until the Borrower Obligations are indefeasibly paid in full in cash, no letters of credit shall be outstanding and the Commitments are terminated. (f) Any of the indebtedness of any Covered Party now or hereafter owing to the Borrower or the Grantor is hereby subordinated and junior to the Borrower Obligations or the Grantor Obligations, as applicable, and all such indebtedness of such Covered Party shall not be paid, or, at the Lender's option, shall be collected, enforced and received for the benefit of the Lender on account of the Borrower Obligations or the Grantor Obligations, as applicable, but without affecting or impairing in any manner the liability of the Borrower or the Grantor under the other provisions of this Agreement and the other Loan Documents. 2.2 No Subrogation Until All Payments Made. Notwithstanding the payment made by the Grantor hereunder or any set-off or application of funds of the Grantor by the Lender, the Grantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any collateral security or guarantee or right of offset held by the Lender for the payment of the Borrower Obligations, -4-

nor shall the Grantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor in respect of payments made by the Grantor hereunder, until all amounts owing to the Lender by the Borrower on account of the Borrower Obligations are indefeasibly paid in full in cash, no letters of credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to the Grantor on account of the subrogation rights at any time when all of the Borrower Obligations shall not have been indefeasibly paid in full in cash, the amount shall be held by the Grantor in trust for the Lender, segregated from other funds of the Grantor, and shall, forthwith upon receipt by the Grantor, be turned over to the Lender in the exact form received by the Grantor (duly endorsed by the Grantor to the Lender, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in the order as the Lender may determine. 2.3 Amendments, etc. with respect to the Borrower Obligations. The Grantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Grantor and without notice to or further assent by the Grantor, any demand for payment of any of the Borrower Obligations made by the Lender may be rescinded by the Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto. 2.4 Guarantee Absolute and Unconditional. The Grantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and the Grantor, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. The Grantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Grantor with respect to the Borrower Obligations. The Grantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Grantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of the Grantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Grantor, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue the rights and remedies as it may have against the Borrower, any other guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Lender to make any demand, to pursue the other rights or remedies or to collect any payments from the Borrower, any other gurarantor or any other Person or to realize upon any collateral security or guarantee or to exercise any right of offset, or any release of the Borrower, any other guarantor or any other Person or any -5-

collateral security, guarantee or right of offset, shall not relieve the Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Grantor. For the purposes of this Section 2.4 only, "demand" shall include the commencement and continuance of any legal proceedings. 2.5 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, the Grantor or any other guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made. 2.6 Payments. The Grantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in Dollars at its office at 370 Main Street, Worcester, MA 01608, or at such other office as the Lender may designate from time to time in writing. SECTION 3. GRANT OF SECURITY INTEREST The Grantor hereby assigns and transfers to the Lender, and hereby grants to the Lender, a security interest in, all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Grantor Obligations: (a)all Accounts; (b)all Chattel Paper; (c)all Contracts; (d)all Deposit Accounts; (e)all Documents; (f)all Equipment; (g)all General Intangibles; (h) all Instruments; (i) all Intellectual Property; (j) all Inventory; (k) all Investment Property; (1) all Letter of Credit Rights; (m) all Receivables; (n) all other property not otherwise described above; -6-

(o) all books and records pertaining to the Collateral; and (p) to the extent not otherwise included, all Proceeds, Supporting Obligations, Commercial Tort Claims and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by, or constitutes a breach or default under or results in the termination of, or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law. SECTION 4. REPRESENTATIONS AND WARRANTIES To induce the Lender to enter into the Credit Agreement and to induce the Lender to make extensions of credit to the Borrower under the Credit Agreement, the Grantor hereby represents and warrants to the Lender that: 4.1 Title; No Other Liens. Except for the security interest granted to the Lender pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, the Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender, pursuant to this Agreement or as are permitted by the Credit Agreement. 4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule C (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Lender in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in which a security interest can be perfected by the filing of a financing statement and/or the other filings and actions specified on Schedule C in favor of the Lender, as collateral security for the Grantor Obligations, enforceable in accordance with the terms hereof against all creditors of the Grantor and any Persons purporting to purchase any Collateral from the Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except to the extent otherwise permitted by the Credit Agreement. 4.3 Chief Executive Office. On the date hereof, the Grantor's type of organization, jurisdiction of organization, identification number from the jurisdiction of organization (if any) and the location of the Grantor's chief executive office or sole place of business, as the case maybe, are specified on Schedule D. The Grantor has furnished to the Lender a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof. 4.4 Inventory and Equipment. On the date hereof, the Inventory and the material Equipment (other than mobile goods) are kept at the locations listed on Schedule E. 4.5 Investment Property. The shares of Pledged Stock pledged by the Grantor hereunder constitute all the issued and outstanding shares of all classes of Capital Stock of each Issuer owned by the Grantor. All the shares of the Pledged Stock have been duly and validly issued and are fully paid and -7-

nonassessable, and, if issued by a Person other than a partnership or limited liability company, are represented by a certificate. No shares of Pledged Stock held by the Grantor constitute "uncertificated securities" as defined in Article 8 of the Massachusetts UCC To the Grantor's knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law). The Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement. 4.6 Receivables, (a) No amount payable to the Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender. (b) None of the obligors on any Receivable is a Governmental Authority. (c) The amounts represented by the Grantor to the Lender from time to time as owing to the Grantor in respect of the Receivables will at such times be accurate in all material respects. (d) To the Grantor's knowledge, each Receivable constitutes the bona fide obligation of the account debtor thereunder and was originated in the ordinary course of the Grantor's business. 4.7 Intellectual Property. Schedule F lists all Intellectual Property owned by the Grantor in its own name on the date hereof. On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person. Except as set forth in Schedule F, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which the Grantor is the licensor or franchisor. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or the Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect. No action or proceeding is pending, or, to the knowledge of the Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or the Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property. 4.8 Existence; Compliance with Law. The Grantor (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite power and authority, and the legal right, to own and operate its properties and to conduct its business in which it is currently engaged and (c) is in compliance with all Legal Requirements except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.9 Power; Authorization; Enforceabilitv of Obligations. The Grantor has the requisite power and authority, and the legal right, to make, deliver and perform this Agreement. The Grantor has taken all necessary action to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement constitutes a legally valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). -8-

4.10 No Legal Impediment. The execution, delivery and performance of this Agreement will not violate any Legal Requirement or any other contractual obligation binding on the Grantor, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Legal Requirement or any such contractual obligation. SECTION 5. COVENANTS The Grantor covenants and agrees with the Lender that, from and after the date of this Agreement until the Borrower Obligations and the Grantor Obligations shall have been indefeasibly paid in full in cash, no letters of credit shall be outstanding and the Commitments shall have terminated: 5.1 Minimum Cash Balance. Grantor acknowledges and agrees that the New Equity must be raised and received by the Grantor on or before the New Equity Date as required by Section 6.1 (a) of the Credit Agreement. If the Grantor raises more than the New Equity but less than $5,000,000 by the New Equity Date, then the Grantor will maintain a minimum cash balance of $800,000 at all times (the "Minimum Cash Balance") in a designated operating account with the Lender. Upon request of the Lender, the Minimum Cash Balance will be pledged to the Lender. If the ratio of (a) the sum of the Borrower's Consolidated Senior Funded Debt as of the last day of any four-quarter period ending after the date hereof to (b) the Borrower's EBITDA for such four-quarter period is less than 2.0 to 1.0, such Minimum Cash Balance will not be required at any time thereafter, provided no other Event of Default then or thereafter exists. For purposes of this Section 5.1, "Consolidated Senior Funded Debt" shall mean at any date, the consolidated Indebtedness of the Borrower and its Subsidiaries less, Subordinated Debt at such date. 5.2 Requirement that Units Be Owned by Borrower. The ownership of any interest in any Unit shall be held by Borrower and not directly by the Grantor or any other party. 5.3 Financial Information. Furnish to the Lender: (a) as soon as available, but in any event within 120 days after the end of each fiscal year of the Grantor, a copy of the audited consolidated and unaudited consolidating balance sheet of the Grantor as at the end of such year and the related audited consolidated and unaudited consolidating statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, and, in the case of the audited statements, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit by Carlin, Charron & Rosen, LLP or other independent certified public accountants satisfactory to the Lender; (b) as soon as available, but in any event not later than 45 days after the end of each quarterly period of each fiscal year of the Grantor, the unaudited consolidated and consolidating balance sheet of the Grantor as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and (c) promptly, such additional financial and other information as the Lender may from time to time reasonably request. All such financial statements referred to in Sections 5.3(a) above shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods. 5.4 Delivery of Instruments, Certificated Securities and Chattel Paper, (a) The Grantor will, and will cause each of its Subsidiaries to: -9-

(i) provide in its charter or other applicable organization document that all Capital Stock issued by such party will be represented by a certificate; and (ii) if any such Subsidiary is a partnership or limited liability company, not provide in its partnership agreement, limited liability company agreement or other applicable organization document that any Capital Stock issued by such Subsidiary will be securities governed by Article 8 of the Massachusetts UCC. The Grantor shall deliver all certificates evidencing the Capital Stock issued to the Grantor by the Borrower to the Lender, together with any appropriate instruments of transfer. (b) If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement. 5.5 Maintenance of Insurance. The Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Lender and (ii) insuring the Grantor and the Lender against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Lender. All insurance required to be maintained by the Grantor hereunder and pursuant to the Credit Agreement shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof, (ii) name the Lender as Joss payee pursuant to a loss payable endorsement issued in favor of and delivered to the Lender and (iii) be reasonably satisfactory in all other respects to the Lender. 5.6 Payment of Obligations. The Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein. 5.7 Maintenance of Perfected Security Interest; Further Documentation. (a) The Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of the Grantor under the Loan Documents to dispose of the Collateral and subject to Permitted Liens. (b) The Grantor will furnish to the Lender from time to time statements and schedules further identifying and describing the assets and property of the Grantor and such other reports in connection therewith as the Lender may reasonably request, all in reasonable detail. (c) At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and - 10-

powers herein granted, including, without limitation, (i) filing any financing statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter of Credit Rights, and any other, relevant Collateral, taking any actions necessary to enable the Lender to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto. Without limiting the generality of the foregoing: (i) unless the Lender shall otherwise consent in writing (which consent may be revoked), the Grantor shall deliver to the Lender all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after the Grantor receives the same; and (ii) upon request by the Lender after the occurrence and during the continuance of an Event of Default, the Grantor shall obtain signed acknowledgements of the Lender's Liens from bailees having possession of the Grantor's goods. 5.8 Changes in Locations. Name, etc. The Grantor wilI not, except upon 20 days' prior written notice to the Lender and delivery to the Lender of (a) all additional financing statements and other documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule E showing any additional location at which Inventory or Equipment shall be kept: (i) permit any of the Inventory or Equipment (other than isolated items of Equipment which are not in the aggregate material) to be kept at a location other than those listed on Schedule E; (ii) change its jurisdiction of organization; or (iii) change its name. 5.9 Notices. The Grantor will advise the Lender promptly, in reasonable detail, of: (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Lender to exercise any of its remedies hereunder; and (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby. 5.10 Investment Property. (a) If the Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, the Grantor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly endorsed by the Grantor to the Lender if required, together with an undated stock or transfer power covering such certificate duly executed in blank by the Grantor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Grantor Obligations and the Borrower Obligations. Any sums paid upon or in respect of such Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Lender to be held by it -11 -

hereunder as additional collateral security for the Grantor Obligations and the Borrower Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Lender, be delivered to the Lender to be held by it hereunder as additional collateral security for the Grantor Obligations and the Borrower Obligations. If any sums of money or property so paid or distributed in respect of such Investment Property shall be received by the Grantor, the Grantor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of the Grantor, as additional collateral security for the Grantor Obligations and the Borrower Obligations. (b) Without the prior written consent of the Lender, the Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capita] Stock, to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of the Grantor or the Lender to sell, assign or transfer any of the Investment Property or Proceeds thereof. (c) In the case of the Grantor in its capacity as an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it. 5.11 Receivables. (a) Other than in the ordinary course of business consistent with its past practice, the Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof. (b) The Grantor will deliver to the Lender a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables. 5.12 Intellectual Property. (a) The Grantor (either itself or through licensees) will (i) continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, except to the extent that the Grantor elects to discontinue use in the ordinary course of business, (ii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of any such Trademark unless the Lender, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way. -12-

(b) The Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public. (c) The Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. The Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain. (d) The Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person. (e) The Grantor will notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Grantor's ownership of, or the validity of, any material Intellectual Property or the Grantor's right to register the same or to own and maintain the same. (f) Whenever the Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Grantor shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, the Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of the Grantor relating thereto or represented thereby. (g) The Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability. (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, the Grantor shall (i) take such actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Lender after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution. 5.13 Compliance with Credit Agreement. The Grantor shall comply with all of the covenants and other provisions of the Credit Agreement which apply to it by their terms. 5.14 Post Default Actions. If an Event of Default shall occur and be continuing, the Grantor shall not (x) take any action which would have a Material Adverse Effect, (y) take any action that is prohibited or (z) fail to perform any action required of the Grantor hereunder or under any other Loan Document to which the Grantor is a party. -13-

SECTION 6. REMEDIAL PROVISIONS 6.1 Certain Matters Relating to Receivables. (a) The Lender shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Lender may require in connection with such test verifications. At any time and from time to time, upon the Lender's request and at the expense of the Grantor, the Grantor shall cause a Responsible Officer (or at the election of the Lender during an Event of Default, independent public accountants) to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables. (b) The Lender hereby authorizes the Grantor to collect the Grantor's Receivables, subject to the Lender's direction and control, and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by the Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by the Grantor in the exact form received, duly endorsed by the Grantor to the Lender if required, in a deposit account (each, a "Collateral Account") maintained under the sole dominion and control of the Lender as security for the Grantor Obligations and the Borrower Obligations, subject to withdrawal by the Lender in payment of the Grantor Obligations and the Borrower's Obligations only as provided in Section 6.5, and (ii) until so turned over, shall be held by the Grantor in trust for the Lender, segregated from other funds of the Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. (c) At any time after the occurrence and during the continuance of an Event of Default, upon Lender's request, the Grantor shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts. (d) At any time after the occurrence and during the continuance of an Event of Default, to the extent that, because of a conflict with applicable Requirements of Law, the proceeds of any Receivable cannot be applied in accordance with paragraphs (a) and (b) above, the Grantors shall take such actions as may be necessary to deposit such proceeds in a Collateral Account as promptly as possible, subject to compliance with applicable Requirements of Law. 6.2 Communications with Obligors; Grantor Remains Liable. (a) The Lender in its own name or in the name of others may, at any time after the occurrence and during the continuance of an Event of Default, communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Lender's satisfaction the existence, amount and terms of any Receivables or Contracts. (b) Upon the request of the Lender, at any time after the occurrence and during the continuance of an Event of Default, the Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender. (c) Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Lender shall have no obligation or liability under any Receivable (or any agreement giving -14-

rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating thereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. 6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Lender shall have given notice to the Grantor of the Lender's intent to exercise its corresponding rights pursuant to Section 6.3(b), the Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document. (b) If an Event of Default shall occur and be continuing and the Lender shall give notice of its intent to exercise such rights to the Grantor, (i) the Lender shall have the right to receive any and all cash dividends, payments, or other Proceeds paid in respect of the Investment Property and make application thereof to the Grantor Obligations and the Borrower's Obligations in such order as the Lender may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders or other equityholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by the Grantor or the Lender of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to the Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. (c) The Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by the Grantor hereunder to (i) comply with any instruction received by it from the Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from or consent of the Grantor, and the Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Lender. 6.4 Proceeds to be Turned Over To Lender. In addition to the rights of the Lender specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by the Grantor consisting of cash, checks and other cash equivalents shall be held by the Grantor in trust for the Lender, segregated from other funds of the Grantor, and shall upon the request of the Lender, forthwith upon receipt by the Grantor, be turned over to the Lender in the exact form received by the Grantor (duly endorsed by the Grantor to the Lender, if required). All -15-

Proceeds received by the Lender hereunder shall be held by the Lender in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Lender in a Collateral Account (or by the Grantor in trust for the Lender) shall continue to be held as collateral security for all the Grantor Obligations and Borrower Obligations and shall not constitute payment thereof until applied as provided in Section 6.5. 6.5 Application of Proceeds. At such intervals as may be agreed upon by the Grantor and the Lender, or, if an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Lender may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Grantor Obligations and the Borrower Obligations in the following order: First, to the payment of the reasonable costs and expenses of any sale or other expenses (including, without limitation, reasonable legal fees and expenses), liabilities and advances made or incurred by the Lender in connection therewith or provided for by the Credit Agreement or arising in connection with any other facilities now or hereafter provided by the Lender to or for the benefit of the Borrower; Next, to payment of interest on and principal of the Loans (in such order as may be provided for in the Credit Agreement or as otherwise determined by the Lender); Next, to the payment of any other Borrower Obligations and Grantor Obligations (or may be held by the Lender as security for any other such Obligations not yet due and payable); and Finally, after payment in full of all Bororwer Obligations and Grantor Obligations and termination of all credit facilities and other facilities now or hereafter provided by the Lender to the Borrower, to the payment to the Borrower or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining of such cash. 6.6 Code and Other Remedies. (a) If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Grantor Obligations or the Borrower Obligations, all rights and remedies of a secured party under the Massachusetts UCC or any other applicable law. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below), to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived and released. The Grantor further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Grantor's premises or elsewhere. The Lender shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in -16-

connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Grantor Obligations and the Borrower Obligations, in accordance with the Loan Documents, and only after such application and after the payment by the Lender of any other amount required by any provision of law, need the Lender account for the surplus, if any, to the Grantor. To the extent permitted by Requirements of Law, the Grantor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least seven (7) days before such sale or other disposition. 6.7 Registration Rights, (a) If the Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Lender it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Grantor agrees to cause such Issuer (if such Issuer is a direct or indirect Subsidiary of the Grantor) to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11 (a) of the Securities Act. (b) The Grantor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. (c) The Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. The Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement. -17-

6.8 Deficiency. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Grantor Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency. SECTION 7. THE LENDER 7.1 Lender's Appointment as Attorney-in-Fact. etc. (a) The Grantor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, to take any and all appropriate action and to execute any and all documents and instruments, in each case after the occurrence and during the continuance of an Event of Default, which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Lender the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do any or all of the following: (i) in the name of the Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to, any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable; (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's security interest in such Intellectual Property and the goodwill and general intangibles of the Grantor relating thereto or represented thereby; (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; (iv) execute, in connection with any sale provided for in Sections 6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Lender may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; (8) vote any claim of the Grantor in any bankruptcy proceeding with respect to any Indebtedness owed to -18-

Grantor by any other Covered Party and (9) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do. The provisions of clauses (1) through (4) and (9) shall not permit the Lender to take any action with respect to any Receivable, to the extent that such action would contravene applicable Requirements of Law. Anything in this Section 7.1 (a) to the contrary notwithstanding, the Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing. (b) If the Grantor fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. (c) The expenses of the Lender incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of Prime Rate Loans under the Credit Agreement during the continuance of an Event of Default, from the date of payment by the Lender to the date reimbursed by the Grantor, shall be payable by the Grantor to the Lender on demand. (d) The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released. 7.2 Duty of Lender. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. 7.3 Execution of Financing Statements. Pursuant to applicable law, the Grantor authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Grantor in such form and in such offices as the Lender determines appropriate to perfect the security interests of the Lender under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. The Grantor authorizes the Lender to use the collateral description "all assets" or "all personal property" in any such financing statements. The Grantor hereby ratifies and authorizes the filing by the Lender of any financing statement with respect to the Collateral made prior to the date hereof -19-

SECTION 8. MISCELLANEOUS 8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 8.1 of the Credit Agreement. 8.2 Notices. All notices, requests and demands to or upon the Lender or the Grantor hereunder shall be effected in the manner provided for in Section 8.2 of the Credit Agreement; provided that any such notice, request or demand to or upon the Grantor shall be addressed to the Grantor at its notice address set forth on Schedule A. 8.3 No Waiver by Course of Conduct; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. 8.4 Enforcement Expenses; Indemnification. (a) The Grantor agrees to pay or reimburse the Lender for all its costs and expenses incurred in collecting against the Grantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which the Grantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Lender. (b) The Grantor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement. (c) The Grantor agrees to pay, and to save the Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent any Borrower would be required to do so pursuant to Section 8.5 of the Credit Agreement. (d) The agreements in this Section 8.4 shall survive repayment of the Grantor Obligations, the Borrower Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents. 8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Lender and its successors and assigns; provided that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender. 8.6 Set-Off. The Grantor hereby grants to the Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender, or any entity controlled by, controlling, or -20-

under the control of, the Lender and its successors and assigns, or in transit to any of them. The Grantor hereby irrevocably authorizes the Lender at any time and from time to time when an Event of Default shall have occurred and be continuing, without demand or notice to the Grantor or any other guarantor, any such notice being expressly waived by the Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, and regardless of the adequacy of any other Collateral securing any Loan, at any time held or owing by the Lender to or for the credit or the account of the Grantor, or any part thereof in such amounts as the Lender may elect, against and on account of the obligations and liabilities of the Grantor to the Lender hereunder and claims of every nature and description of the Lender against the Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Lender may elect, whether or not the Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The rights of the Lender under this Section 8,6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES ANY LOAN, PRIOR TO EXERCISING ITS RIGHTS OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY GRANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The right of setoff set forth in this Section 8.6 shall not apply to any account (a "Restricted Account") maintained solely to comply with applicable Requirements of Law where such application would violate any applicable Requirement of Law. 8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or e-mail image), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. 8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. 8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantor and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents. 8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS. 8.12 Submission To Jurisdiction; Waivers. The Grantor hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the Commonwealth of Massachusetts, the courts of the United States of America for the District of Massachusetts, and appellate courts from any thereof; -21 -

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Grantor at its address referred to in Section 8.2 or at such other address of which the Lender shall have been notified pursuant thereto; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages. 8.13 Acknowledgments. The Grantor hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party; (b) the Lender has no fiduciary relationship with or duty to the Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantor, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of guarantor and lender; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby between the Grantor and the Lender. 8.14 WAIVER OF JURY TRIAL. THE GRANTOR AND, BY ITS ACCEPTANCE HEREOF, THE LENDER, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE GRANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GRANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS. -22-

IN WITNESS WHEREOF, the undersigned has caused this Guarantee and Security Agreement to be duly executed and delivered as of the date first above written. KNOWFAT FRANCHISE COMPANY, INC. By: Name: Title:

Schedule B DESCRIPTION OF INVESTMENT PROPERTY PLEDGED STOCK: Issuer Class of Stock Stock Certificate No. No. of Shares Name of Limited Liability Company or Partnership Type of Interest Percentage Interest PLEDGED NOTES: Issuer Payee Principal Amount

Schedule C FILINGS AND OTHER ACTIONS REQUIRED TO PERFECT SECURITY INTERESTS Uniform Commercial Code Filings Patent and Trademark Filings Actions with respect to Pledged Stock Other Actions

Schedule D JURISDICTION OF ORGANIZATION, ETC. Type of Organization: Jurisdiction of Incorporation: Identification Number (if any): Chief Executive Office/Sole Place of Business:

Schedule E LOCATIONS OF INVENTORY AND EQUIPMENT

Schedule F COPYRIGHTS AND COPYRIGHT LICENSES PATENTS AND PATENT LICENSES TRADEMARKS AND TRADEMARK LICENSES

[FORM OF] ACKNOWLEDGMENT AND CONSENT The undersigned hereby acknowledges receipt of a copy of the Guarantee and Security Agreement dated as of May 27, 2005 (the "Agreement"), made by the Grantor for the benefit of TD Banknorth, N.A. The undersigned agrees for the benefit of the Lender as follows: 1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned. 2. The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in Section 5.8 of the Agreement. 3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement. [NAME OF ISSUER] By: Name: Title: Address for Notices: Fax:

EXHIBIT C FORM OF COMPLIANCE CERTIFICATE [on the Borrower's letterhead] To: TD Banknorth, N.A. 370 Main Street Worcester, MA 01608 Attn: Douglas L. Bulfinch Re: Compliance Certificate dated Ladies and Gentlemen: Reference is made to the Credit Agreement, dated May , 2005 between KFLG Watertown, Inc., a Massachusetts corporation (the "Borrower") and TD Banknorth, N.A. (as in effect from time to time, the "Credit Agreement"). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein. Pursuant to Schedule 5.3 of the Credit Agreement, the undersigned officer in its capacity as [ ], of the Borrower hereby certifies that: 1. The financial Information of the Borrower and Its Subsidiaries furnished in Schedule i attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of the Borrower and its Subsidiaries. 2. Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.1 of the Credit Agreement. 3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action the Borrower and its Subsidiaries have taken, are taking, or propose to take with respect thereto.

4. The Borrower and its Subsidiaries are in compliance with the applicable covenants contained in Section 6.1 of the Credit Agreement as demonstrated on Schedule 3 hereof. IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this day of , . KFLG WATERTOWN, INC. By: Name: Title:

SCHEDULE 1 Financial Information

SCHEDULE 2 Default or Event of Default

SCHEDULE 3 FINANCIAL COVENANTS Financial Statement Date: 6.1 (a) MINIMUM NEW EQUITY: 1) Cash from issuance of Common Stock since the Closing Date: 2) Cash from issuance of Preferred Stock since the Closing Date: Total Cash from issuance of Common and Preferred Stock (1+2): Minimum Total Cash from issuance of Common and Preferred Stock): $3,000,000 Test Date: No Later than 9/30/05 Compliance (yes/no) 6.1 (B) CONSOLIDATED DEBT SERVICE COVERAGE RATIO (QUARTERLY TEST BASED ON LAST 12 MONTHS PERFORMANCE): Consolidate Operating Cash Flow divided by Consolidated Debt Service: Minimum Consolidated Operating Cash Flow divided by Consolidated Debt Service: 1.25 Compliance Test Date: Quarterly beginning on 12/31/05 Compliance (yes/no) 6.2 (C) CONSOLIDATED FUNDED DEBT TO EBITDA RATIO (QUARTERLY TEST BASED ON LAST 12 MONTHS PERFORMANCE) Consolidated Funded Debt divided by Consolidated EBITDA: Maximum Consolidated Funded Debt divided by Consolidated EBITDA Ratio (from 12/31/05 to 12/30/06): 2.5x (from 12/31/06 and thereafter): 2.0x Test Date: Quarterly -4-

beginning on 12/31/05 Compliance (yes/no) 6.2 (D) MAXIMUM CONSOLIDATED MAINTENANCE CAPITAL EXPENDITURES: Total Consolidated Maintenance Capital Expenditures: Total Existing Units times $20,000: Compliance (yes/no) 6.2(E) CONSOLIDATED NEW UNIT CAPITAL EXPENDITURES: Total Expenditures on New Units: Debt Funding for New Units: Equity Funding for New Units: Total Funding for New Units: Compliance(yes/no) DEFINITIONS CONSOLIDATED EBITDA (LAST 12 MONTHS RESULTS): Net Income: plus Income Tax Expense plus Interest Expense plus Depreciation and Amortization Expense plus Specified Consulting Fees plus Extraordinary, unusual Expenses (approved by Lender) minus Interest Income minus extraordinary, unusual or non recurring income minus other non-cash income A) Consolidated EBITDA: -5-

CONSOLIDATED OPERATING CASH PLOW (LAST 12 MONTHS RESULTS): Consolidated EBITDA (A) minus Cash Income Taxes minus Restricted Payments (dividends, distributions, loans) minus Maintenance Capital Expenditures: B) Consolidated Operating Cash Flow: CONSOLIDATED DEBT SERVICE (LAST 12 MONTHS RESULTS): Senior Debt Interest and Fees Senior Debt Maturities Capitalized Lease Payments C) Consolidated Debt Service: TOTAL CONSOLIDATED MAINTENANCE CAPITAL EXPENDITURES: CAPITAL EXPENDITURES SPENT OVER THE LAST 12 MONTHS ON EXISTING UNITS: Existing Units: As of the Covenant Compliance Date: The number of Units that have been opened more than 6-months: CONSOLIDATED NEW UNITS EXPENDITURES: Commitments for New Units: Capital Expenditures Spent on New Units: Other Expenditures on New Units: Total Expenditures or Commitments on New Units: CONSOLIDATED SENIOR FUNDED DEBT (FROM CLOSING TO 9/29/06): Total Debt as of the Covenant Compliance Date: Plus Capitalized Leases as of the Covenant Compliance Date: Less Consolidated Unrestricted Cash as of the Covenant Compliance Date: Less Subordinated Debt: Total Consolidated Debt: CONSOLIDATED SENIOR FUNDED DEBT (FROM 9/30/06 AND THEREAFTER): Total Debt as of the Covenant Compliance Date: Plus Capitalized Leases as of the Covenant Compliance Date: -6-

Less Subordinated Debt: Total Consolidated Debt; CONSOLIDATED UNRESTRICTED CASH: Unrestricted Cash of the Borrower as of the Covenant Compliance Date: Unrestricted Cash of the Guarantor as of the Covenant Compliance Date: Total Unrestricted Cash as of the Covenant Compliance Date:

EXHIBIT D FORM OF CLOSING CERTIFICATE KFLG WATERTOWN, INC. I, the undersigned, Eric Spitz, am the President of KFLG Watertown, Inc., a Massachusetts corporation (the "BORROWER"), and, as such, DO HEREBY CERTIFY that: 1. This Certificate is furnished in connection with that certain Credit Agreement, dated the date hereof between the Borrower and TD Banknorth, N.A. (as in effect from time to time, the "CREDIT AGREEMENT"). Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement. 2. The Borrower has performed and complied in all material respects with all terms and conditions required to be performed or complied with by it prior to or on the date hereof. 3. On the date hereof, after giving effect to the Loans to be made on the date hereof, no Default exists. I have no knowledge of any circumstances or events from which a Default is likely to arise. 4. I know of no proceeding for the dissolution or liquidation of the Borrower or the Guarantor or threatening the existence of the Borrower or the Guarantor. 6. As of the date hereof, and since December 31, 2004, no event or circumstance has occurred which could reasonably be expected to result in a Material Adverse Effect, including without limitation any litigation or claims against the Borrower or the Guarantor or other Affiliates of the Borrower. IN WITNESS WHEREOF, I have hereunto set my hand as of May 27, 2005. Eric Spitz President

EXECUTION COPY EXHIBIT E FORM OF TERM NOTE THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE LENDER PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT. $1,600,000 Boston, Massachusetts May _, 2005 FOR VALUE RECEIVED, the undersigned, KFLG WATERTOWN, INC., a Massachusetts corporation {the "Borrower"), hereby promises to pay to TD BANKNORTH, N.A. (the "Lender"') or its registered assigns at the office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a) ONE MILLION SLX HUNDRED THOUSAND DOLLARS ($1,600,000), or, if less, (b) the amount of Loans made by the Lender pursuant to Section 2.1 and Section 2.2 of the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.5 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement. The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall the attached hereto and made a part hereof the date, type and amount of the Loan made by the Lender and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another type, each continuation of all or a portion thereof as the same type and, in the case of COF Loans, the length of each Interest Period with respect thereto. Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of the Borrower in respect of such Loan. This Note (a) is one of the Notes referred to in the Credit Agreement dated as of May , 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Borrower and the Lender, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof. Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement. All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE ASSIGNMENT AND OTHER PROVISIONS OF SECTION 8.6 OF THE CREDIT AGREEMENT. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS KFLG WATERTOWN, INC. By: Name: Title:

Schedule A To Note LOANS, CONVERSIONS AND REPAYMENTS OF PRIME RATE LOANS Date Amount of Prime Amount of Principal Amount of Prime Rate Unpaid Principal Notation Made By Rate Loans of Prime Rate Loans Loans Converted to COF Balance of Prime Repaid Loans Rate Loans

Schedule B To Term Note LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF COF LOANS Date Amount of Interest Period and Amount of Principal Unpaid Pnncipal Notation Made By COF Loans COF with Respect of COF Loans Repaid Balance of COF Thereto Loans

EXHIBIT F FORM OF SUBORDINATION AGREEMENT This Subordination Agreement is made as of May 27, 2005, by and between Low Fat No Fat Gourmet Cafe, Inc., a Massachusetts corporation, with a principal place of business at 98B Boston Turnpike Road, Shrewsbury, Massachusetts 01545 (the "Creditor"), and TD BankNorth, N.A., with its principal place of business at 370 Main Street, Worcester, Massachusetts 01608 (together with its successors and assigns, the "Lender"). Recitals KFLG Watertown, Inc., a Massachusetts corporation (the "Borrower"), and the Lender are parties to a Credit Agreement dated as of May 27, 2005 (the "Credit Agreement", as the same may be amended, extended, renewed, restated, replaced or otherwise modified from time to time in accordance with its terms). The Borrower is the wholly owned subsidiary of Knowfat Franchise Company, a Delaware corporation (the "Guarantor" and, together with the Borrower, the "Debtors"). The Guarantor has guaranteed the Borrower's obligations under the Credit Agreement and the other Loan Documents (as defined therein) to which the Borrower is a party pursuant to the Guarantor's Guarantee and Security Agreement dated as of the date hereof in favor of the Lender (the "Guarantee"). The Guarantor entered into certain Asset Purchase Agreements with the Creditor dated, respectively, August 11, 2004 and January 28, 2005 (the "Asset Purchase Agreements") At the closing under each Asset Purchase Agreement the Borrower, as assignee of Guarantor, acquired the Purchased Assets referred to therein, with the exception of certain assets purchased and retained by Guarantor. The Guarantor and the Borrower also entered into certain Management Consulting Agreements with the Creditor dated, respectively, August 11, 2004 and January 28, 2005 (the "Management Agreements", together with the Asset Purchase Agreements and all agreements and instruments entered into in connection therewith, each as amended or otherwise modified from time to time, being referred to herein as the "Subordinated Documents"). The Senior Debt (as defined below) owed to the Lender is secured by, among other things, first priority security interests in and liens on (the "Senior Liens") the Collateral (as defined in the Credit Agreement). In order to induce the Lender to enter into the Credit Agreement, to make the loans and other financial accommodations contemplated thereunder and to grant such renewals or extensions thereof as the Lender may deem advisable, the Creditor is willing to subordinate: (i) all indebtedness and obligations of each Debtor to the Creditor, whether presently existing or arising in the future (the "Subordinated Debt"), to all Senior Debt and (ii) any security interests and liens granted to the Creditor from time to time (the "Junior Liens") in respect of the Collateral to the Senior Liens. NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

The Creditor hereby subordinates the Junior Liens to the Senior Liens and agrees that, notwithstanding the relative times of attachment or perfection of the Senior Liens and the Junior Liens, the Senior Liens shall in all respects be senior to the Junior Liens. All Subordinated Debt is subordinated in right of payment to all indebtedness, liabilities and obligations of Debtors to the Lender now existing or hereafter arising under the Credit Agreement, the Guarantee and the other Loan Documents, including without limitation unpaid principal, interest (including without limitation interest accruing after the maturity of indebtedness thereunder and interest accruing after the filing of any petition in bankruptcy or other similar proceeding relating to either Debtor, whether or not allowed in such proceeding and whether the Lender is oversecured or undersecured with respect to its loans or other financial accommodations to either Debtor), all fees, indemnities and expenses payable under the Loan Documents and all costs of collecting such indebtedness, liabilities and obligations (including attorneys' fees) (collectively, the "Senior Debt"). The Creditor will not demand or receive from either Debtor (and neither Debtor will pay to the Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will the Creditor exercise any remedy with respect to the Collateral, nor will the Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against either Debtor, in each case until such time as all Senior Debt is fully paid in cash. The foregoing notwithstanding, the Creditor shall be entitled to receive when due the regularly scheduled payments as set forth in the Asset Purchase Agreements and the regularly scheduled consulting fees as set forth in the Management Agreements, provided that (a) the Lender has not made demand to either Debtor and (b) no Event of Default, as defined in the Credit Agreement, has occurred and is continuing or would exist immediately after such payment. The Creditor shall promptly deliver to the Lender in the form received (except for endorsement or assignment by the Creditor where required by the Lender) for application to the Senior Debt any payment, distribution, security or proceeds received by the Creditor with respect to the Subordinated Debt other than in accordance with this Agreement or pursuant to the exercise of its rights and remedies in enforcement of the Subordinated Debt, whether or not permitted under this Agreement. If the Creditor shall fail to make such endorsement or assignment, the Lender (or any of its officers) is hereby irrevocably authorized to make the same. Until so delivered, the Creditor shall hold such payment or distribution in trust as the property of the Lender, segregated from all other funds and property held by the Creditor. In the event of either Debtor's dissolution, winding up or liquidation or any insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws for the benefit of or relating to the relief of debtors, these provisions shall remain in full force and effect, and the Senior Debt shall be paid in full in cash before any payment is made to the Creditor. Until the Senior Debt is fully paid in cash, the Creditor irrevocably appoints the Lender as the Creditor's attorney-in-fact, and grants to the Lender a power of attorney with full power of -2-

substitution, in the name of the Creditor or in the name of the Lender, for the use and benefit of the Lender, without notice to the Creditor, to perform at the Lender's option the following acts in any bankruptcy, insolvency, liquidation or similar proceeding involving either Debtor: (a) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of the Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if the Lender elects, in its sole discretion, to file such claim or claims; (b) To accept or reject any plan of reorganization or arrangement on behalf of the Creditor and to otherwise vote Creditor's claims in respect of any Subordinated Debt in any manner that the Lender deems appropriate for the enforcement of its rights hereunder; and (c) Take any other action in connection with any such proceeding that the Creditor could take but for this Agreement: provided that in no event shall the Lender be liable to the Creditor for any failure to prove the Subordinated Debt, to exercise any right with respect thereto or to collect any funds payable in respect thereof. The Creditor agrees duly and promptly to take any such action as may be reasonably requested by the Lender to assist in the collection of the Subordinated Debt for the Lender's account and/or to file appropriate proofs of claim in respect of the Subordinated Debt and to execute and deliver to the Lender, on demand, such powers of attorney, assignments, proofs of claim or other instruments as the Lender may reasonably request to enable the Lender to enforce any and all claims upon or with respect to the Subordinated Debt and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Debt. The Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement and agrees to execute such other documents reasonably requested by the Lender further to evidence the senior priority of the Senior Debt and Senior Liens provided herein. By the execution of this Agreement, the Creditor hereby authorizes the Lender to amend any financing statements filed by the Creditor against Debtors as follows: "In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and TD BankNorth., N.A., the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of TD BankNorth, N.A. in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and TD BankNorth, N.A " No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement (a) if such change or amendment could materially increase either Debtor's obligations or the Creditor's rights in a manner adverse to either Debtor or the Lender or (b) in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that -3-

the Creditor may have in any property of either Debtor. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. In foreclosing on the Senior Liens, so long as the Lender proceeds in a commercially reasonable manner, the Lender may proceed to foreclose on the Senior Liens in any manner which the Lender, in its discretion, choose even though a higher price might have been realized if the Lender had proceeded to foreclose on the Senior Liens in another manner. Without limiting the foregoing, the Lender shall have no duty to the Creditor with respect to the preservation or maintenance of the Collateral or the manner in which the Lender enforces its rights in such Collateral or to preserve or maintain the rights of any Person in the Collateral and the Creditor hereby waives (a) any claims which it may now or hereafter have against the Lender which relate to such preservation, maintenance or enforcement and (b) the right to require the Lender to marshal any Collateral, to enforce any security interest or lien the Lender may now or hereafter have in any Collateral securing the Senior Debt or to pursue any claim it may have against any guarantor of the Senior Debt, as a condition to the Lender's entitlement to receive any payment on account of the Subordinated Debt. Without limiting any of the Lender's foreclosure or other rights under any of the Loan Documents or applicable law, in the event that, at the Borrower's request in connection with a sale by the Borrower or its stockholders of any of its assets or ownership interests, the Lender releases or discharges any of its Senior Liens on any Collateral which is subject to a Junior Lien, such Collateral shall thereupon be deemed to have been released from all Junior Liens and the Creditor shall be deemed to have consented to such sale; provided, however, that (a) the Lender believes in good faith that any released or discharged Collateral is being sold or transferred in the ordinary course for cash consideration reasonably equivalent to the fair value of such Collateral and (b) the proceeds of such sale are applied to repay Senior Debt, with any balance to be applied to the Subordinated Debt. The Creditor agrees that, within ten days following the Lender's reasonable written request, it will execute, deliver, file and record any and all such termination statements, lien releases, discharges and other agreements and instruments necessary to give effect to the foregoing and hereby irrevocably authorizes the Lender to file and record same. If at any time any payment of the Senior Debt must be disgorged by the Lender for any reason (including, without limitation, the bankruptcy of either Debtor), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and the Creditor shall immediately pay over to the Lender all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to the Creditor, the Lender may take such actions with respect to the Senior Debt as the Lender, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to either Debtor, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and -4-

enforcing or failing to enforce any rights against the Debtors or any other person. No such action or inaction shall impair or otherwise affect the Lender's rights hereunder. In addition to its agreements set forth above, the Creditor, in its capacity as a holder of Subordinated Debt, agrees to take such actions as may be reasonably necessary or appropriate, and otherwise to cooperate with the Lender to effectuate the subordination provided hereby, in furtherance thereof, the Creditor agrees (a) not to oppose any motion filed or supported by the Lender for relief from stay or for adequate protection in respect of the Senior Debt; (b) not to oppose any motion supported by the Lender for either Debtor's use of cash collateral or post-petition borrowing from the Lender; (c) not to institute against either Debtor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law, until such time as the Senior Debt has been paid in full in cash; and (d) not otherwise to (i) impede, interfere with or restrict or restrain the Lender's exercise of its rights and remedies under the Loan Documents or (ii) take or permit any action prejudicial to or inconsistent with the priority position over the Creditor that is created in favor of the Lender by this Agreement. If the Creditor shall commence, prosecute or participate in any suit, action or proceeding against either Debtor or take any other action in any legal proceeding involving either Debtor in violation of this Agreement, such Debtor may interpose this Agreement as a defense or plea and the Lender is irrevocably authorized to intervene and to interpose such defense or plea in its or either Debtor's name. This Agreement shall bind any successors or assignees of the Creditor and shall benefit any successors or assigns of the Lender. This Agreement shall remain effective until terminated in writing by the Lender. This Agreement is solely for the benefit of the Creditor and the Lender and, except as provided in the immediately preceding paragraph, is not for the benefit of either Debtor or any other party. The Creditor will not sell, assign or transfer any of its interest in the Subordinated Debt, unless the Lender consents thereto in writing, and the buyer, assignee or transferee thereof agrees to be bound by this Agreement pursuant to a written agreement in form and substance satisfactory to the Lender. The Creditor further agrees that if one or both of the Debtors are in the process of refinancing a portion of the Senior Debt with one or more new financial institutions, and if the Lender makes a request of the Creditor, the Creditor shall agree to enter into a new subordination agreement with such new financial institution(s) substantially the terms and conditions of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to conflicts of laws principles. The Creditor and the Lender submit to the exclusive jurisdiction of the state and federal courts located in Boston, Massachusetts in any action, suit, or proceeding of any kind, against it that arises out of or by reason of this Agreement. THE CREDITOR AND THE LENDER WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF -5-

ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. The Creditor is not relying on any representations by the Lender or the Borrower in entering into this Agreement, and the Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of the Borrower. This Agreement may be amended only by written instrument signed by the Creditor and the Lender. Creditor and each Debtor waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Lender. IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written. "Creditor" "Lender" Low Fat No Fat Gourmet Cafe, Inc. TD BankNorth, N.A. By: By: -6-

JOINDER OF DEBTORS By its execution of this Joinder, each of the undersigned Debtors acknowledges and agrees to all of the terms and conditions of this Agreement, covenants not to make any distribution or payment to the Creditor in violation of the terms of this Agreement and otherwise agrees to comply with such of the provisions of this Agreement as apply to it from time to time. "Borrower" KFLG Watertown, Inc. By: Eric Spitz, President "Guarantor" KNOWFAT FRANCHISE COMPANY, INC. By: COMMONWEALTH OF MASSACHUSETTS COUNTY OF On this day of May, 2005, before me, the undersigned notary public, personally appeared , President of Low Fat No Fat Gourmet Cafe, Inc., proved to me though satisfactory evidence of identification, which was , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose. Notary Public: My Commission Expires -7-

EXHIBIT G FORM OF NOTICE OF BORROWING FOR ADDITIONAL TERM LOAN TO: TD Banknorth, N A. 370 Main Street Worcester, MA 01608 1. Reference is made to the Credit Agreement (as in effect from time to time, the "Credit Agreement"), dated May, 2005 between KFLG Watertown, Inc., a Massachusetts corporation (the "Borrower") and TD Banknorth, N.A. (the "Lender'). Capitalized terms used in this Notice of Borrowing have the meanings set forth in the Credit Agreement unless specifically defined herein. 2. This Notice of Borrowing is executed and delivered pursuant to Section 2.3 of the Credit Agreement. The Borrower hereby requests that the Lender make an Additional Term Loan to the Borrower, as follows: a. Amount of requested Additional Term Lo an: $ b. Date of requested Additional Term Loan: c. Disbursement Account into which such Additional Term Loan is to be made: Account No: TD Banknorth, N.A. 370 Main Street, Worcester, MA 01608 ABA# Attention: 3. In connection with the Additional Term Loan herein, the Borrower hereby represents, warrants and certifies to the Lender that, as of the requested date of such Additional Term Loan: a. The representations and warranties of each Covered Party contained in the Credit Agreement and in all other Loan Documents are true and correct, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement; and

b. No Default or Event of Default has occurred and is continuing, or would result after giving effect to the funding of such Additional term Loan; and c. After giving effect to such Additional Term Loan, the outstanding principal amount of the aggregate Additional Term Loans will not exceed the Commitment. d. The Company has either: (i) raised the New Equity and has supplied the Lender with evidence of its receipt; or (ii) commitments to raise additional equity and attaches the equity commitments as Schedule I hereto for approval by the Lender as Satisfactory Equity Commitments; and attaches as Schedule II hereto the calculation of the amount of Additional Term Loan requested, in accordance with Section 2.2(iii) of the Credit Agreement 3. This Notice of Borrowing is to be telecopied to the Lender as indicated below no later than 11:00 a.m. (Boston time) five (5) Business Days prior to the proposed Additional Term Loan. To: Telecopier Number: CC: Telecopier Number: -2-

In WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing in his aforesaid capacity this day of , 200 . KFLG WATERTOWN, INC. By: Name: Title:

SCHEDULEI Equity Commitments (Attached)

SCHEDULE II ADDITIONAL TERM LOAN CALCULATION 1) Total Equity Commitments: 2) (multiplied by 10%): 3) Total Additional Term Loans Available (1 multiplied by 2) 4) Outstanding Additional Term Loans 5) Available Additional Term Loans for Borrowing (3 minus 4) Requested Additional Term Loan Amount (not less than $100,000) -5-